PROSPECTUS

EcoTrendsSM

3,433,515 Shares

Allianz RCM Global EcoTrendsSM Fund

Common Shares

The Fund is a newly organized, non-diversified, closed-end management investment company.

Investment Objective.    The Fund’s investment objective is to seek long-term growth of capital. The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies.    The Fund will pursue its investment objective by investing in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors.

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund. The Manager retains its affiliate, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio and RCM, in turn, retains its affiliate, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”) to conduct the day-to-day portfolio management of the Fund.

In selecting investments for the Fund, the Sub-Adviser applies a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources that include seasoned portfolio management teams, fundamental sector research and the Sub-Adviser’s proprietary global market research network (GrassrootsSM Research).

The Fund is designed to provide exposure to a relatively narrow group of sectors and should be considered as only one element of a complete investment program. The sectors in which the Fund concentrates, namely EcoEnergy, Pollution Control and Clean Water, are newly developing, and many companies in those sectors may have limited operating histories and/or small market capitalizations. In addition, the Fund’s substantial exposure to non-U.S. securities, and particularly emerging market securities, involves special risks, including foreign currency risk and the risk that securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. For these reasons, the Fund’s portfolio and the value of the Fund’s common shares may be subject to relatively high levels of risk and volatility, and the common shares should be considered a speculative investment.

The Fund’s common shares will not be listed on a securities exchange and will not be publicly traded, such that there will be no secondary market for the common shares. However, the Fund is an “interval fund” and will provide some liquidity to shareholders by making periodic repurchase offers for a portion of the common shares. See “Repurchase Offers.” An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the common shares.

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Investing in the Fund’s common shares involves certain risks. See “Risks” beginning on page 32 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 12.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (2)
Maximum offering price	$25.000	$85,837,875
Maximum sales load	$1.125	$3,862,704
Estimated offering expenses(1)	$.050	$171,676
Proceeds to the Fund	$23.825	$81,803,495

(1)	The Fund will pay or reimburse offering expenses estimated at $171,676 from the proceeds of the offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per common share. The Manager has agreed to pay all of the Fund’s organizational expenses.
(2)	Figures rounded to the nearest dollar. Brokers and dealers may make corrections to, or cancellations of, the amounts of common shares for which they are subscribing until January 31, 2007. Thereafter, all corrections will be subject to the approval of the Fund in its discretion.

The Fund’s common shares are expected to be available for delivery to purchasers, in book-entry form only, through the facilities of the National Securities Clearing Corporation on or about January 31, 2007. Certificates for shares will not be issued. Shareholders will be required to hold their common shares through a broker or dealer and will not be permitted to hold common shares in their own names.

The date of this prospectus is January 26, 2007.

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Portfolio Contents.    Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors (together, the “Eco-Sectors”).

The Sub-Adviser considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. For purposes of the 80% policy above, a company is considered to have direct or indirect exposure to one or more of the Eco-Sectors if the company concentrates its business activity on, or has significant business activities in, one or more of these sectors, or if the company has a main business focus either upstream or downstream in the supply chain from one of these sectors.

The Fund intends to invest, under normal circumstances, at least 40% of its total assets in securities of companies located outside of the United States, and to have exposure to issuers in at least eight different countries (including the United States). The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund may invest in companies of any size, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund may utilize derivatives strategies involving call and put options, futures and forward contracts, swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). To the extent consistent with its share repurchase policies, the Fund may invest without limit in illiquid securities.

Offering.    The Fund anticipates that the initial offering of its common shares will end on or about January 26, 2007. The minimum investment in this offering is $2,500. The Fund’s common shares are being offered initially through Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Manager and Sub-Adviser, as principal underwriter, and through selected brokers and dealers at a price of $23.875 per common share, plus a sales load of up to $1.125 per common share, for a maximum offering price of $25.00 per common share. Investors who purchase common shares in amounts that meet stated thresholds may qualify for a reduced offering price and sales load. See “How to Purchase Shares.” The Distributor will reallow a portion of the sales load to the selected broker or dealer who arranges for a sale. The Fund will pay to the Distributor an ongoing shareholder servicing fee at an annual rate of 0.25% of the net asset value of the outstanding common shares, which the Distributor will pay to selected brokers or dealers participating in this offering with respect to common shares owned by customers of such brokers or dealers.

After the initial offering, the Fund may commence a continuous public offering of its common shares at net asset value, plus the applicable sales load. There can be no assurance that the Fund will offer its common shares on a continuous basis or, if so offered, that it will do so indefinitely.

Repurchase Offers.    The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding common shares at net asset value, pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). Quarterly repurchases will occur in the months of March, June, September and December, and the repurchase request deadline for the first repurchase offer is currently expected to be June 7, 2007. The Fund may determine the net asset value applicable to repurchases no later than the 14th day (or the next business day if the 14th day is not a business day) after the repurchase request deadline, and will distribute payment to shareholders no later than seven days after the pricing date. The Fund’s common shares will not be listed on any securities exchange, and the Fund expects that no secondary market will develop for its common shares. You may not be able to sell common shares when and/or in the amount that you desire.

Leverage and Borrowings.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

You should read this prospectus carefully before deciding whether to invest. This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should retain the prospectus for future reference. As described below, additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. A Statement of Additional Information, dated January 26, 2007, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 53 of this prospectus. You may request a free copy of the Statement of Additional Information, or the Fund’s annual or semi-annual reports to shareholders (when they become available), by writing to the Fund’s transfer agent, PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940, or by calling the following toll-free number: (800) 426-0107. You may also call this toll-free number to request other information about the Fund or to make shareholder inquiries. The Fund’s Statement of Additional Information and annual and semi-annual reports are or will be made available, free of charge, on the following website: http://www.allianzinvestors.com. You may also obtain the Fund’s Statement of Additional Information, information incorporated by reference into the Fund’s registration statement and other information regarding the Fund from the Securities and Exchange Commission’s Web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	Allianz RCM Global EcoTrendsSM Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund anticipates that the initial offering of its common shares will end on or about January 26, 2007. The minimum investment in this offering is $2,500. The Fund’s common shares are being offered initially through the Distributor, as principal underwriter, and through selected brokers and dealers at a price of $23.875 per common share, plus a sales load of up to $1.125 per common share, for a maximum offering price of $25.00 per common share. Investors who purchase common shares in amounts that meet stated thresholds may qualify for a reduced offering price and sales load. See “How to Purchase Shares.” The Distributor will reallow a portion of the sales load to the selected broker or dealer who arranges for a sale. The Fund will also pay the Distributor an ongoing shareholder servicing fee at an annual rate of .25% of the net asset value of the outstanding common shares. With respect to the Fund’s initial offering, the Distributor, in turn, will pay the .25% servicing fee to the selected broker or dealer with respect to common shares owned by customers of such broker or dealer.

After the initial offering, the Fund may commence a continuous public offering of its common shares at net asset value, plus the applicable sales load. The Fund anticipates that any continuous offering would commence no sooner than three months after the closing of the initial offering. However, the Fund and the Distributor, in their sole discretion, may commence a continuous offering at an earlier or later date. There can be no assurance that the Fund will offer its common shares on a continuous basis or, if so offered, that it will do so indefinitely. See “How to Purchase Shares.” If the Fund commences a continuous offering it may elect to redesignate the common shares being offered in this prospectus as Class A shares and to offer other classes of common shares with different pricing structures.

Should the Fund commence a continuous offering, shareholders are expected to be allowed to exchange common shares of the Fund that are accepted for repurchase into shares of various open-end investment companies in the Allianz and PIMCO Funds family at net asset value in connection with the Fund’s periodic repurchase offers.

Repurchase Offers

The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding common shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act. Quarterly repurchases will occur in the months of March, June, September and December, and the repurchase request deadline for the first repurchase offer is currently expected to be June 7, 2007. Notices of each quarterly repurchase offer will be sent to shareholders at least 21 days before the repurchase request deadline, which will ordinarily be on the fifth business day of the month in which the repurchase occurs. The Fund may determine the net asset value applicable to repurchases no later than the 14th day (or the next business day if the 14th day is not a business day) after the repurchase request deadline, though net asset value is expected to be determined on the repurchase request deadline. The Fund will distribute payment to shareholders no later than seven days after the pricing date, though it is expected to do so within three days after the pricing date. The Fund’s common shares will not be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its common shares. Accordingly, you may not be able to sell common shares when and/or in the amount that you desire. Thus, the common shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risks—Repurchase Offers Risk.”

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term growth of capital. The Fund cannot assure you that it will achieve its investment objective.

The Fund will pursue its investment objective by investing in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. The types of investments that will ordinarily comprise the Fund’s portfolio are summarized under “—Portfolio Contents” below.

Investment Selection Strategies.    In selecting investments for the Fund, the Sub-Adviser applies a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources that include seasoned portfolio management teams, fundamental sector research and the Sub-Adviser’s proprietary global market research network (GrassrootsSM Research).

In making investment decisions for the Fund, the Sub-Adviser’s portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund will often have substantial exposure to companies that pay relatively small or no regular dividends.

The Sub-Adviser’s portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below) and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services.

In addition to traditional research activities, the portfolio managers utilize the Sub-Adviser’s proprietary global market research network, known as GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Sub-Adviser will determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark.

Portfolio Contents.    Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). For purposes of the 80% policy above, a company is considered to have direct or indirect exposure to one or more of the Eco-Sectors if the company concentrates its business activity on, or has significant business activities in, one or more of these sectors, or if the company has a main business focus either upstream or downstream in the supply chain from one or more of these sectors.

EcoEnergy Sector. The Sub-Adviser considers the “EcoEnergy” sector to include the following two areas: Alternative Energies and Energy Efficiency.

“Alternative Energies” include the provision of services and the manufacture, building, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision or manufacture of alternative, especially regenerative, forms of energy, or connected with the preparation, manufacture or distribution of the corresponding preliminary products. This area also includes the provision and manufacture of alternative, especially regenerative, forms of energy and the preparation, manufacture or distribution of the corresponding preliminary products themselves.

The area “Energy Efficiency” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected with the efficient use of energy or increasing energy efficiency.

Pollution Control Sector. The Sub-Adviser considers the “Pollution Control” sector to include the following two areas: Environmental Quality and Waste Management & Recycling.

“Environmental Quality” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies that could directly or indirectly contribute to the improvement or to the control of environmental quality. This area also includes the improvement and control of environmental quality itself.

The area “Waste Management & Recycling” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies directly or indirectly connected to the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products. This area also includes the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products themselves.

Clean Water Sector. The Sub-Adviser considers the “Clean Water” sector to include the provision of services and the manufacture,

distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality. This sector also includes provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality themselves.

The Fund intends to invest, under normal circumstances, at least 40% of its total assets in securities of companies located outside of the United States, and to have exposure to issuers in at least eight different countries (including the United States). The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund may utilize derivatives strategies involving call and put options, futures and forward contracts, swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). To the extent consistent with its share repurchase policies, the Fund may invest without limit in illiquid securities.

As a non-diversified fund, the Fund may invest a significant portion of its assets in a relatively small number of issuers, which will increase risk. See “Risks—Non-Diversification Risk.”

Leverage and Borrowings

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

Investment Manager

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund. Subject to the supervision of the Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a wholly-owned indirect subsidiary of Allianz SE. As of September 30, 2006, the Manager and its investment management affiliates had approximately $691.9 billion in assets under management.

Sub-Adviser

The Manager has retained an affiliated investment management firm, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio. RCM has, in turn, retained an affiliated investment management firm, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”), to conduct the day-to-day portfolio management of the Fund.

Pursuant to the terms of its sub-advisory agreement with the Manager, RCM is responsible for managing, either directly or through other investment advisers selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. RCM is located at 4 Embarcadero Center, San Francisco, California 94111. RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo (the “RCM Group”). As of September 30, 2006, the RCM Group collectively advised or managed approximately $140.0 billion, including $19.1 billion managed by RCM in San Francisco.

Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other professionals under its supervision based in London, England.

AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of September 30, 2006, AGIA managed approximately $27.4 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has not previously managed a U.S. registered investment company.

The portfolio managers and analysts of RCM and AGIA are part of the RCM Group, and they have access to and share proprietary research information developed by a team of more than 50 analysts strategically positioned in the RCM Group’s offices worldwide.

The Manager (and not the Fund) will pay a portion of the fees it receives from the Fund to RCM in return for RCM’s services. RCM (and not the Fund or the Manager), in turn, will pay a portion of the fees it receives from the Manager to AGIA in return for AGIA’s services.

Distributions

The Fund will declare dividends from net investment income and net realized capital gains, if any, annually. As portfolio and market conditions change, the rate of dividends and the Fund’s dividend policy could change. In its annual distributions, the Fund intends to distribute substantially all of its net investment income, if any, and any available net capital gain. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares, without a sales load, under the Fund’s dividend reinvestment plan. See “Distributions” and “Dividend Reinvestment Plan.”

The Sub-Adviser does not limit the Fund’s investments to companies with a record of dividend payments, and the Fund will often have substantial exposure to companies that pay relatively small or no regular dividends. Accordingly, investors who are seeking to receive current income or other forms of yield as a primary investment objective should consider investment products other than the Fund.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund’s common shares will not be listed on any securities exchange and the Fund does not expect any secondary market to develop for its common shares. Holders of common shares will not be able to have their shares redeemed or otherwise sell their shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding common shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the common shares.

Custodian and Transfer Agent	State Street Bank & Trust Company will serve as custodian of the Fund’s assets. PFPC Inc. will serve as the Fund’s transfer agent and dividend disbursement agent. See “Custodian and Transfer Agent.”

Special Risk Considerations

The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risks” in this prospectus and under “Investment Objective and Policies” in the Fund’s Statement of Additional Information.

No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Common Share Liquidity Risk.    The Fund is a closed-end investment company structured as an “interval fund” and designed primarily for long-term investors, and the Fund’s common shares are not intended to be used for trading purposes. Unlike many closed-end investment companies, the Fund’s common shares will not be listed on any securities exchange and will not be publicly traded. There is no secondary market for the Fund’s common shares and the Fund expects that no secondary market will develop. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding common shares at net asset value, the number of common shares tendered in connection with a repurchase offer may exceed the number of common shares the Fund has offered to repurchase, in which case not all of your common shares tendered in that offer will be repurchased. Hence, you may not be able to sell your common shares when and/or in the amount that you desire.

Equity Securities and Related Market Risk.    The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, either through direct investments in individual securities or through investments in ETFs and other pooled vehicles. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may also decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline in value due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Eco-Sectors Risk and Other Focused Investment Risks.    Because the Fund focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute for the Fund because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Due to its focus on the Eco-Sectors, the Fund will invest in companies which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the Eco-Sectors, the Fund will be further subject to focused investment risk and be more susceptible to events or factors affecting companies in that particular industry.

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities and Related Market Risk.”

Non-Diversification Risk.    The Fund is a “non-diversified” investment company. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund because a non-diversified fund may invest a greater percentage of its assets in a single issuer or a limited number of issuers than a diversified fund. Non-diversified funds may be especially vulnerable to financial, regulatory, economic, political or other developments affecting the limited number of issuers in which it invests. The Fund’s ability to invest a higher percentage of its assets among fewer issuers may result in greater fluctuation in the value of the Fund’s portfolio than if it invested in a broader group of issuers.

Non-U.S. Investment Risk.    The Fund will ordinarily have substantial exposure to securities of non-U.S. issuers, securities denominated in foreign currencies, and securities traded principally on exchanges outside of the United States (together, “non-U.S. securities”). The Fund’s investments in non-U.S. securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with non U.S. investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

Foreign Currency Risk.    The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets will usually be denominated in foreign (non-U.S.) currencies. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Emerging Markets Risk.    The Fund may invest up to 50% of its total assets in securities of issuers that are organized or headquartered in developing or “emerging market” countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Smaller Company Risk.    As described above, the Fund may invest a substantial portion of its assets in common stocks of companies with small market capitalizations, including newly founded and early-stage companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets.

Initial Public Offerings (IPOs) Risk.    The Fund may purchase securities in initial public offerings (IPOs). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile.

At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Other Investment Companies Risk.    The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” below.

Derivatives Risk.    The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities and related market risk, interest rate risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Portfolio Liquidity Risk. To the extent consistent with its share repurchase policies, the Fund may invest without limitation in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Leverage Risk.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized.

The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. The Fund manages some of its derivatives positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Any use of leverage by the Fund would result in special risks for common shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value of the common shares.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Fund to use borrowings, which may create a conflict of interest between Manager and the Sub-Adviser, on the one hand, and the common shareholders, on the other hand.

Management Risk.    The Fund is subject to management risk because its portfolio is actively managed. AGIA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States, and has not previously managed a U.S. registered investment company.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any debt securities and derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk.    To the extent the Fund invests in debt instruments, credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status.

Interest Rate Risk.    Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In addition to directly affecting any debt securities held by the Fund, rising interest rates may also have an adverse impact on the value of equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Offers Risk.    As described under “Repurchase Offers,” the Fund is an “interval fund” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase between 5% and 25% of its outstanding common shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers will generally be beneficial to the Fund’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the repurchase of common shares by the Fund will decrease the assets of the Fund and, therefore, will have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the

Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market risk and foreign currency risk to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined.

The Fund may in the future address certain of these risks by causing the Fund to commence a continuous offering of its common shares, but there can be no assurance that it will do so. See “How to Purchase Shares—Possible Additional Sales of Shares.”

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the Eco-Sectors or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the common shares.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust, together with any amendments thereto (the “Declaration”), includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust.” These provisions could deprive the holders of common shares of opportunities to sell and receive net asset value for their common shares.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	4.50	%(1)
Offering Costs Borne by the Fund (as a percentage of offering price)	.20	%(2)
Dividend Reinvestment Plan Fees	None

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees(3)	1.00%
Shareholder Servicing Fees	.25%
Other Expenses	.56%
Total Annual Expenses	1.81	%(2)

(1)	You will pay a reduced sales load for purchases of common shares in an amount equal to or in excess of $100,000 per transaction as follows:

$100,000 or more, but less than $250,000, 4.00%

$250,000 or more, but less than $500,000, 3.50%

$500,000 or more, but less than $1,000,000, 3.00%

$1,000,000 or more, but less than $2,000,000, 1.50%

$2,000,000 or more, but less than $5,000,000, 1.00%

$5,000,000 or more, 0.50%

See “How to Purchase Shares.”

(2)	The Fund will pay offering expenses estimated at $171,676 from the proceeds of the offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share (.20% of the maximum offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. The organizational expenses and offering costs to be paid or reimbursed by the Fund are not included among the expenses shown in the “Annual Expenses” table. However, these expenses will be borne by common shareholders and result in a reduction of the net asset value of the common shares.
(3)	Although the Fund’s management fees are calculated based on total managed assets, the Fund’s total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage and borrowings.

The purpose of the table above is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The Other Expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 3,433,515 common shares. If the Fund issues fewer common shares, or if and when the number of outstanding common shares is reduced through repurchase offers, all other things being equal, these expenses would increase as a percentage of net asset attributable to common shares. See “Management of the Fund,” “Repurchase Offers,” and “Dividend Reinvestment Plan.” The table does not assume any increase in the number of outstanding common shares that might be realized if and when the Fund commences a continuous offering. See “How to Purchase Shares—Possible Additional Sales of Shares.”

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in common shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of 1.81% in years one through 10, and (b) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred (assuming maximum sales load and no tender of common shares)	$65	$101	$140	$250

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on October 19, 2006, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. The Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

USE OF PROCEEDS

The net proceeds of the offering of common shares will be approximately $81,803,495 after payment or reimbursement of the estimated offering costs. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share (.20% of the maximum offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the types of securities and markets in which it will ordinarily invest while the Sub-Adviser selects specific securities. During the period in which the Fund is investing the net proceeds of the offering, it may not be in a position to achieve its investment objective.

THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital. The Fund will pursue its investment objective by investing in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. The types of investments that will ordinarily comprise the Fund’s portfolio are summarized under “—Portfolio Contents and Other Information” below. The Fund cannot assure you that it will achieve its investment objective.

Investment Selection Strategies

In selecting investments for the Fund, the Sub-Adviser applies a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources that include seasoned portfolio management teams, fundamental sector research and the Sub-Adviser’s proprietary global market research network (GrassrootsSM Research).

In making investment decisions for the Fund, the Sub-Adviser’s portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund will often have substantial exposure to companies that pay relatively small or no regular dividends.

The Sub-Adviser’s portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services.

In addition to traditional research activities, the portfolio managers utilize the Sub-Adviser’s proprietary global market research network, known as GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Sub-Adviser will determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark.

Portfolio Contents and Other Information

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). For purposes of the 80% policy above, a company is considered to have direct or indirect exposure to one or more of the Eco-Sectors if the company concentrates its business activity on, or has significant business activities in, one or more of these sectors, or if the company has a main business focus either upstream or downstream in the supply chain from one or more of these sectors.

EcoEnergy Sector.    The Sub-Adviser considers the “EcoEnergy” sector to include the following two areas: Alternative Energies and Energy Efficiency.

“Alternative Energies” include the provision of services and the manufacture, building, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision or manufacture of alternative, especially regenerative, forms of energy, or connected with the preparation, manufacture or distribution of the corresponding preliminary products. This area also includes the provision and manufacture of alternative, especially regenerative, forms of energy and the preparation, manufacture or distribution of the corresponding preliminary products themselves.

“Energy Efficiency” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected with the efficient use of energy or increasing energy efficiency.

Examples of investment opportunities within the EcoEnergy sector to which the Fund could gain exposure include, but are not limited to, companies involved in or with: renewable energy sources (e.g., wind turbines, solar cells, and geothermal and biomass energy generation); microgeneration (e.g., combined heat and power); energy-saving products (e.g., light bulbs); efficient transport technologies; automobiles powered by alternative energy sources; insulation for buildings; energy-efficient heating technology; energy efficiency consulting; energy distribution (e.g., cables); fuel cell production; bio-fuel and synthetic fuel; environmentally friendly catalyzers; and combined heat and power technologies.

Pollution Control Sector.    The Sub-Adviser considers the “Pollution Control” sector to include the following two areas: Environmental Quality and Waste Management & Recycling.

“Environmental Quality” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies that could directly or indirectly contribute to the improvement or to the control of environmental quality. This area also includes the improvement and control of environmental quality itself.

“Waste Management & Recycling” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies directly or indirectly connected to the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products. This area also includes the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products themselves.

Examples of investment opportunities within the Pollution Control sector to which the Fund could gain exposure include, but are not limited to, companies involved in or with: pollution monitoring; air cleaning and air filters; clean coal technology; gas washers; recycling; waste sorting; pollution technology and consulting; industrial pollution control technologies; and production of “clean” motor oil.

Clean Water Sector.    The Sub-Adviser considers the “Clean Water” sector to include the provision of services and the manufacture, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality. This sector also includes provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality themselves.

Examples of investment opportunities within the Clean Water sector to which the Fund could gain exposure include, but are not limited to, companies involved in or with: water delivery, infrastructure solutions (e.g., pumps, pipes and valves); automation systems; consulting services; water treatment and filters; desalination plants; water purification technologies (e.g., filtration, ozone and ultraviolet treatment); and disinfectant technologies.

The Fund intends to invest, under normal circumstances, at least 40% of its total assets in securities of companies located outside of the United States, and to have exposure to issuers in at least eight different countries (including the United States). The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund may utilize derivatives strategies involving call and put options, futures and forward contracts, swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). To the extent consistent with its share repurchase policies, the Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

As a non-diversified fund, the Fund may invest a significant portion of its assets in a relatively small number of issuers, which will increase risk. See “Risks—Non-Diversification Risk.”

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” common shares. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not change its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the Eco-Sectors, unless it provides shareholders with at least 60 days’ written notice of such change.

Upon the Manager’s or Sub-Adviser’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high-grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. As described below under “Repurchase Offers,” the Fund must maintain a portion of its portfolio in liquid assets, which may include cash, during the period prior to conducting periodic offers to repurchase its common shares.

The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. Please see “Investment Objective and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund may ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

Common Stocks and Other Equity Securities

Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Although the Fund intends to focus its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, depository receipts, rights, warrants and convertible securities, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio.

Because the Fund will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets, and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

Preferred Stocks

The Fund may invest in preferred stocks. A preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. The preferred stocks in which the Fund may invest may have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks behave like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt securities to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Non-U.S. Investments

The Fund will ordinarily have substantial exposure to securities of non-U.S. issuers, which include securities of companies that are organized or headquartered outside the United States or that derive at least 50% of their total revenue outside the United States; securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; securities denominated in non-U.S. currencies; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities (together, “non-U.S. securities”). The Fund’s investments in non-U.S. securities will ordinarily include foreign equity securities such as common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Please see “Investment Objective and Policies—Non-U.S. Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Emerging Market Securities

The Fund’s exposure to non-U.S. issuers may include significant investments (up to 50% of the Fund’s total assets) in securities of companies that are organized or headquartered in developing or “emerging market” countries. “Emerging market” countries denote countries with securities markets which are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. See “Risks—Emerging Markets Risk” in this prospectus and “Investment Objective and Policies—Emerging Market Securities” in the Statement of Additional Information for more detailed descriptions of the types of emerging market securities in which the Fund may invest and their related risks.

Foreign Currencies and Related Transactions

The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in non-U.S. currencies, and dividends received by the Fund from non-U.S. issuers often will be paid in non-U.S. currencies. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Sub-Adviser. Please see “Investment Objective and Policies—Foreign Currency Transactions” and “Investment Objective and Policies—Non-U.S. Securities” in the Statement of Additional Information for a more detailed description of the types of foreign currency transactions in which the Fund may invest and their related risks.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an ETF or other investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in ETFs and other investment companies. In addition, certain other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risks—Leverage Risk” below. Please see “Risks—Other Investment Companies Risk” for a description of other risks associated with investments in other investment companies.

Derivatives

The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, securities, interest rates, currencies or other assets. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Risks—Leverage Risk.”

There is no assurance that the Fund’s derivatives strategies will be available at any time or that the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful. The Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations with respect to the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “—Derivatives” above. Equity-linked securities may be considered to be illiquid securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Rule 144A Securities

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment or hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income for tax purposes. See “Tax Matters.” The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in which case, the Fund’s losses theoretically could be unlimited.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase prices. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements and Dollar Rolls

Although it has no current intention to do so, the Fund may utilize reverse repurchase agreements and/or dollar rolls in order to add leverage to its portfolio. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund’s limitations on borrowings. In addition, the Fund has a policy to limit its use of reverse repurchase agreements and dollar rolls and certain other forms of leverage to 38% of the Fund’s total assets (including the proceeds of leverage) at the time utilized. See “Leverage and Borrowings.” The Fund’s investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objective and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, although amounts received from the borrower will not be eligible to be treated as qualified dividend income for tax purposes. See “Tax Matters.” The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Debt Securities

The Fund may invest in debt securities of U.S. or non-U.S. issuers, including for investment or cash management purposes. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, without limitation, corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. The timing of purchase and sale transactions in debt securities may result in capital appreciation or depreciation because the value of debt securities varies inversely with prevailing interest rates. Please see “Investment Objectives and Policies” in the Statement of Additional Information for descriptions of the various types of debt securities in which the Fund may invest.

Short-Term Investments/Temporary Defensive Strategies

Upon recommendation of the Sub-Adviser, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high-grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested. See “Use of Proceeds” above.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding possible investments of the Fund and their related risks.

LEVERAGE AND BORROWINGS

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to any preferred shares and borrowings that may be outstanding. Thus, the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the common shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless, immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

RISKS

The net asset value of the common shares will fluctuate with and be affected by, among other things, common share liquidity risk, equity securities and related market risk, Eco-Sectors risk and other focused investment risks, non-diversification risk, non-U.S. investment risk, foreign currency risk, emerging markets risk, initial public offerings (IPOs) risk, other investment companies risk, derivatives risk, portfolio liquidity risk, leverage risk, management risk, counterparty risk, credit risk, interest rate risk, inflation/deflation risk, repurchase offers risk and market disruption and geopolitical risk. An investment in common shares will also be subject to the risk associated with the fact that the Fund is newly organized. These and other risks are summarized below.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Common Share Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed primarily for long-term investors, and the Fund’s common shares are not intended to be used for trading purposes. Unlike many closed-end investment companies, the Fund’s common shares will not be listed on any securities exchange and will not be publicly traded. There is no secondary market for the Fund’s common shares and the Fund expects that no secondary market will develop. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding common shares at net asset value, the number of common shares tendered in connection with a repurchase offer may exceed the number of common shares the Fund has offered to repurchase, in which case not all of your common shares tendered in that offer will be repurchased. Hence, you may not be able to sell your common shares when and/or in the amount that you desire.

Equity Securities and Related Market Risk

The Fund will ordinarily have substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, either through direct investments in individual securities or through investments in ETFs and other pooled vehicles. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may also decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline in value due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Eco-Sectors Risk and Other Focused Investment Risks

Because the Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Regulatory and Other Developments.    Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

Technology and Developing Industries.    The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Sector Risks Within the Eco-Sectors.    Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute for the Fund because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Focus on Related Sectors.    Due to its focus on the Eco-Sectors, the Fund will invest in companies which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the Eco-Sectors, the Fund will be further subject to focused investment risk and be more susceptible to events or factors affecting companies in that particular industry.

Geographic Concentration.    The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive significant revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities and Related Market Risk.”

Non-Diversification Risk

The Fund is a “non-diversified” investment company. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund because a non-diversified fund may invest a greater percentage of its assets in a single issuer or a limited number of issuers than a diversified fund. Non-diversified funds may be especially vulnerable to financial, regulatory, economic, political or other developments affecting the limited number of issuers in which it invests. The Fund’s ability to invest a higher percentage of its assets among fewer issuers may result in greater fluctuation in the value of the Fund’s portfolio than if it invested in a broader group of issuers.

Non-U.S. Investment Risk

The Fund will ordinarily have substantial exposure to securities of non-U.S. issuers, securities denominated in foreign currencies, and securities traded principally on exchanges outside of the United States (together, “non-U.S. securities”). The Fund’s investments in non-U.S. securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with non-U.S. investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

Foreign Currency Risk

The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets will usually be denominated in foreign (non-U.S.) currencies. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Emerging Markets Risk

The Fund may invest up to 50% of its total assets in securities of issuers that are organized or headquartered in developing or “emerging market” countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Smaller Company Risk

As described above, the Fund may invest a substantial portion of its assets in common stocks of companies with small market capitalizations, including newly founded and early-stage companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets.

Initial Public Offerings (IPOs) Risk

The Fund may purchase securities in initial public offerings (IPOs). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” below.

Derivatives Risk

The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering).

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities and related market risk, interest rate risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Portfolio Liquidity Risk

To the extent consistent with its share repurchase policies, the Fund may invest without limitation in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the

Fund may not be able to readily dispose of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Leverage Risk

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized.

The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. The Fund manages some of its derivatives positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Any use of leverage by the Fund would result in special risks for common shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value of the common shares.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Fund to use borrowings, which may create a conflict of interest between Manager and the Sub-Adviser, on the one hand, and the common shareholders, on the other hand.

Management Risk

The Fund is subject to management risk because its portfolio is actively managed. AGIA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States, and has not previously managed a U.S. registered investment company.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to any debt securities and derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk

To the extent the Fund invests in debt instruments, credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status.

Interest Rate Risk

Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In addition to directly affecting any debt securities held by the Fund, rising interest rates may also have an adverse impact on the value of equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Offers Risk

As described under “Repurchase Offers,” the Fund is an “interval fund” and, in order to provide some liquidity to shareholders, the Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding common shares at the net asset value, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers will generally be beneficial to the Fund’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the repurchase of common shares by the Fund will decrease the assets of the Fund and, therefore, will have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market risk and foreign currency risk to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined.

The Fund may in the future address certain of these risks by causing the Fund to commence a continuous offering of its common shares, but there can be no assurance that it will do so. See “How to Purchase Shares—Possible Additional Sales of Shares”

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the Eco-Sectors or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the common shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or the Sub-Adviser due to their possible affiliations with Allianz SE, the ultimate parent of the Manager and the Sub-Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, the Fund may be precluded from effecting principal transactions with brokers who are involved in the offering of the Fund’s common shares.

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Fund’s common shareholders of opportunities to sell and receive net asset value for their common shares.

HOW THE FUND MANAGES RISK

Hedging and Related Strategies

The Fund may (but is not required to) use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in derivative instruments for the purpose of hedging its exposure to certain issuers and/or markets. See “The Fund’s Investment Objective and Strategies—Derivatives.” Hedging strategies that the Fund may use include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales, including such instruments based on either an index or other asset or individual securities whose prices, the Sub-Adviser believes, correlate with the prices of the Fund’s investments. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or that the Sub-Adviser will determine to use them or, if used, that the strategies will be successful. The Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and the Sub-Adviser. There are six Trustees of the Fund, one of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager will receive an asset-based fee, described below under “—Investment Management Agreement,” in return for its services. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly traded German insurance and financial services company. As of September 30, 2006, the Manager and its investment management affiliates had approximately $691.9 billion in assets under management.

Sub-Adviser

The Manager has retained an affiliated investment management firm, RCM, to manage the Fund’s portfolio. RCM has, in turn, retained an affiliated investment management firm, AGIA (collectively with RCM, the “Sub-Adviser”), to conduct the day-to-day portfolio management of the Fund. The Manager, RCM and AGIA are all indirect subsidiaries of Allianz SE.

Pursuant to the terms of its sub-advisory agreement with the Manager, RCM is responsible for managing, either directly or through other investment advisers selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. RCM is located at 4 Embarcadero Center, San Francisco, California 94111. RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of the RCM Group, a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo. As of September 30, 2006, these affiliated entities collectively advised or managed approximately $140.0 billion, including $19.1 billion managed by RCM in San Francisco.

Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of September 30, 2006, AGIA managed approximately $27.4 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has not previously managed a U.S. registered investment company.

The portfolio managers and analysts of RCM and AGIA are part of the RCM Group, and they have access to and share proprietary research information developed by a team of more than 50 analysts strategically positioned in the RCM Group’s offices worldwide.

Under RCM’s sub-advisory agreement with the Fund, the Manager (and not the Fund) will pay to RCM an annual fee, payable monthly, in an amount equal to .54% of the Fund’s average daily total managed assets. Under AGIA’s portfolio management agreement with RCM, RCM (and not the Fund or the Manager), in turn, will pay to AGIA an annual fee, payable monthly, in an amount equal to .4266% of the Fund’s average daily total managed assets.

The following individuals at AGIA share primary responsibility for the day-to-day portfolio management of the Fund:

Name	Since		Recent Professional Experience
Bozena Jankowska	Inception	*	Team Head of Sustainability Research at AGIA and RCM (UK) Ltd. (“RCM (UK)”). Ms. Jankowska joined AGIA in 2006 and RCM (UK) in 2000 in her current role. She is based in London and heads the firm’s Sustainable Research team in London and Frankfurt. She is responsible for RCM (UK)’s sustainable investment policy and strategy, client servicing and extra-financial research. Prior to joining RCM (UK), she worked for the construction firm, John Laing Plc as their Business and Environment Adviser developing and implementing corporate sustainability policy and strategy. She graduated from the University of Sussex with a B.Sc. (Hons) in Environmental Science and earned an M.Sc. in Environmental Technology with Distinction, from Imperial College of Science, Technology and Medicine, specializing in Business and Environment.

Paul Schofield	Inception	*	Fund Manager within the Global Equity Team at AGIA and RCM (UK). Mr. Schofield joined AGIA in 2006 and RCM (UK) in 1998 as a member of the Institutional Client Services team before transferring to the firm’s Global Equity fund management team. Prior to joining RCM (UK), he was with Fleming Investment Management as a Fixed Income Fund Administrator and prior to that he was with Lombard Odier International Portfolio Management Limited as an investment administrator. He holds a B.A. (Hons.) in Financial Services from the University of Portsmouth.

*	As of the date of this prospectus, the Fund has not commenced operations.

Ms. Jankowska serves as lead portfolio manager with ultimate investment decision making authority and oversight responsibility for the Fund’s portfolio. Mr. Schofield serves as deputy portfolio manager and provides assistance to Ms. Jankowska in the day-to-day portfolio management of the Fund, and would assume the responsibilities of lead portfolio manager in Ms. Jankowska’s absence. Ms. Jankowska and Mr. Schofield utilize the efforts of research and other investment professionals at AGIA and its affiliates in making investment decisions for the Fund. Mr. Gunnar T. Miller, Co-Head of Global Research at AGIA, oversees the research efforts on behalf of all global portfolios managed by AGIA, including the Fund.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

AGIA is a non-resident investment adviser with its principal offices in Germany and all, or a substantial part, of its assets located outside of the United States. As a registered investment adviser, AGIA has appointed an agent for service of process in the United States. Investors will be able to enforce, in U.S. courts, judgments against AGIA obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in Germany, however, may not enforce against AGIA (i) judgments of U.S. courts obtained in actions predicated upon the civil liability provisions of U.S. federal securities laws, or (ii) liabilities in original actions predicated solely upon U.S. federal securities laws.

Investment Management Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets, for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize borrowings, which may create a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the holders of the Fund’s common shares, on the other.

A discussion regarding the considerations of the Fund’s Board of Trustees for approving the Fund’s investment advisory agreement, sub-advisory agreement and portfolio management agreement, will be included in the Fund’s semi-annual report for the period ended May 31, 2007, which will be available on or around July 31, 2007.

Distributor

The Fund’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Manager and the Sub-Adviser, serves as the principal underwriter for the Fund. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In June and September 2004, the Manager, the Distributor and certain of their affiliates (PEA Capital LLC (“PEA”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser and the Distributor as principal underwriter. Two settlements (with the SEC and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Manager, the Distributor and their affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Manager, the Distributor, RCM and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager, the Distributor, RCM or their affiliates or related injunctions.

The Manager, RCM, AGIA and the Distributor believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution activities relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated, if required, only if those developments are material.

REPURCHASE OFFERS

To provide some liquidity to common shareholders, and the ability to receive net asset value on a disposition of at least a portion of their common shares, the Fund will make quarterly offers to repurchase its common shares in the months of March, June, September and December. The Fund is a closed-end “interval” fund and has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at net asset value on a quarterly basis. The Fund may also make a discretionary repurchase offer once every two years. The repurchase request deadline for the first quarterly repurchase offer is currently expected to be June 7, 2007, and each repurchase request deadline thereafter will ordinarily be on the fifth business day of the month in which a repurchase occurs.

For quarterly repurchase offers, at least 21 days prior to the repurchase request deadline, the Fund will send written notice to each shareholder setting forth the number of shares the Fund will repurchase, the repurchase request deadline and other terms of the offer to repurchase, and the procedures for shareholders to follow to request a repurchase. (This notice may be included in a shareholder report or other Fund document.) The repurchase request deadline will be strictly observed. If your broker or dealer fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to liquidate your shares until a subsequent repurchase offer, and you will have to resubmit your request in the next repurchase offer. You should be sure to advise your broker or dealer of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

Determination of Repurchase Price and Payment for Shares

The repurchase price will be the net asset value determined no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline, and payment for all shares repurchased pursuant to these offers will be made not later than seven days after the repurchase pricing date. Under normal circumstances, it is expected that net asset value will be determined on the repurchase request deadline and payment for shares tendered will be made within three business days after such deadline. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification. The Fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially shortly after the repurchase request deadline. The method by which the Fund calculates net asset value is discussed below under “Net Asset Value.” During the period the offer to repurchase is open, shareholders may obtain current net asset values by calling the Fund’s transfer agent at (800) 426-0107 or on the internet at www.allianzinvestors.com.

The Fund does not currently intend to deduct any repurchase fee from the repurchase amount. However, in the future the Fund’s Board of Trustees may determine to charge a repurchase fee payable to the Fund intended to compensate for its expenses directly related to the repurchase. This fee could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will not exceed 2% of the proceeds of the repurchase.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board of Trustees will set for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares up to a maximum amount of 2% of the outstanding common shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis. As described below under “—Exchange Privilege,” the maximum number of shares that may be repurchased in any quarter will include those shares for which shareholders have requested to exchange into open-end investment companies.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration.

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, but only with the approval of a majority of the Board of Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

There is no assurance that you will be able to tender as many of your shares as you desire to sell.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the net asset value determination date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period equal to the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

The Fund believes that repurchase offers will generally be beneficial to the Fund’s shareholders, and will generally be funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Fund will decrease the assets of the Fund and, therefore, should have the effect of increasing the Fund’s expense ratio. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income. If the Fund commences a continuous offering of its shares, the potential adverse consequences of repurchase offers may be reduced, but there is no assurance that the Fund will commence a continuous offering or, if it does, that it will sell a significant amount of additional shares.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop for the common shares, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risks—Repurchase Offers Risk.” In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters.”

Exchange Privilege

Should the Fund commence a continuous offering, shareholders are expected to be allowed to exchange common shares of the Fund that are accepted for repurchase into shares of various open-end investment companies in the Allianz and PIMCO Funds family at net asset value in connection with the Fund’s periodic repurchase offers. These open-end funds are managed by the Manager or its affiliates. For federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial advisor before making any exchange request.

In the event the Fund commences a continuous offering and shareholders of the Fund are permitted to exchange their shares, additional information will be provided in a subsequent prospectus or prospectus supplement. In that event, you should contact your broker or dealer for additional information.

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s common shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund intends to use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic debt and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

DISTRIBUTIONS

The Fund will declare dividends from net investment income and net realized capital gains, if any, annually. As portfolio and market conditions change, the rate of dividends and the Fund’s dividend policy could change. In its annual distributions, the Fund intends to distribute substantially all of its net investment income, if any, and any available net capital gain. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional common shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

The Sub-Adviser does not limit the Fund’s investments to companies with a record of dividend payments, and the Fund will often have substantial exposure to companies that pay relatively small or no regular dividends. Accordingly, investors who are seeking to receive current income or other forms of yield as a primary investment objective should consider investment products other than the Fund’s common shares.

Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by PFPC Inc., as agent for the common shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Shares received under the Plan will be issued to you at their net asset value on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys common shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Any proxy you receive will include all common shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940, telephone number (800) 426-0107.

DESCRIPTION OF SHARES

The Fund’s Declaration authorizes the issuance of an unlimited number of common shares. The common shares will be issued with a par value of $.00001 per share. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Fund does not intend to hold annual meetings of shareholders.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid or reimbursed by the Fund. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the 1940 Act.

Unlike open-end funds, closed-end interval funds like the Fund do not provide daily redemptions. Although the Fund may determine to conduct a continuous offering of its shares (as does an open-end fund) at some point following this offering, it may determine not to do so. The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See “Certain Provisions in the Declaration of Trust.” The Fund’s common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion).

Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Declaration provides that a Trustee may be removed with or without cause by action of a majority of the Trustees, and, if the Trustee being considered for removal is a Continuing Trustee, by action of all other Continuing Trustees.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the common shareholders of opportunities to sell their common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “Service”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see “Tax Matters” in the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

For federal income tax purposes, distributions of investment income are generally taxable to the shareholder as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, not all Fund distributions are expected to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them or reinvest them in additional shares through the Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010.

The Fund’s income from investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign securities or currencies. These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income rather than capital gain. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund.

Under current law, the backup withholding tax rate is 28% for amounts paid through December 31, 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Tax Matters” in the Statement of Additional Information for additional information about backup withholding.

A repurchase by the Fund of its common shares from a shareholder (see, e.g., “Repurchase Offers” above) generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

HOW TO PURCHASE SHARES

Initial Offering

Common shares of the Fund will be offered during the initial offering through Allianz Global Distributors LLC (the “Distributor”), as principal underwriter, and through selected brokers and dealers. The Distributor is an affiliate of the Manager and the Sub-Adviser. The Fund anticipates that the initial offering of its common shares will end on or about January 26, 2007. The minimum initial investment in this offering is $2,500.

The common shares will be offered at $23.875 per share plus a sales load of up to $1.125 per share, representing a maximum total initial offering price of up to $25.00 per share.

Investors who purchase common shares in amounts that meet stated thresholds per transaction will be eligible for a reduced offering price and sales load as specified in the following table:

Amount of Transaction	Total Initial Offering Price	Sale Load as a Percentage of Total Initial Offering Price	Sales Load Per Share	Proceeds to the Fund Per Share
Less than $100,000	$25.000	4.5%	$1.125	$23.875
$100,000 or more, but less than $250,000	$24.870	4.0%	$.995	$23.875
$250,000 or more, but less than $500,000	$24.741	3.5%	$.866	$23.875
$500,000 or more, but less than $1,000,000	$24.613	3.0%	$.738	$23.875
$1,000,000 or more, but less than $2,000,000	$24.239	1.5%	$.364	$23.875
$2,000,000 or more, but less than $5,000,000	$24.116	1.0%	$.241	$23.875
$5,000,000 or more	$23.995	0.5%	$.120	$23.875

The Fund may sell common shares without a sales load in the initial public offering to the following categories of investors: (i) current or retired officers, trustees, directors or employees of the Fund, the Manager, the Sub-Adviser, the Distributor and other affiliates of the Manager; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person; and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale; and (ii) current registered representatives and other full-time employees of selected broker-dealers or such persons’ spouses or for trust or custodial accounts for their minor children.

The sales load will be paid to the Distributor and the Distributor, in turn, will pay or “reallow” to the broker-dealer responsible for the sale all but 0.5% of the sales load (as a percentage of the total initial offering price), except in the case of transactions of $5,000,000 or more, in which case the entire 0.5% sales load will be reallowed to the broker-dealer. For example, in the case of transactions of less than $100,000, 4.0% of the 4.5% sales load (or $1.00) will be reallowed to the broker-dealer, and the remaining 0.5% (or $.125) will be retained by the Distributor (except as described below). The Distributor will pay an additional marketing support fee equal to 0.4% of the sales load (as a percentage of the total initial offering price) to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), 4 World Financial Center, New York, New York 10080, and to A.G. Edwards & Sons, Inc. (“A.G. Edwards”), 1 North Jefferson Avenue, Saint Louis, Missouri 63103, and up to 0.4% to other broker-dealers, on shares for which the particular firm is responsible and with respect to which the Distributor has not already “reallowed” the entire sales load to such broker-dealer under the arrangement described above.

In return for providing ongoing shareholder support services, the Distributor has agreed to pay, out of its own assets, an additional fee to Merrill Lynch at the annual rate of 0.10%, and to A.G. Edwards at the annual rate of 0.06%, of the average daily total net assets of the Fund attributable to common shares sold through Merrill Lynch or A.G. Edwards, as applicable, in the offering that continue to be held by or through Merrill Lynch or A.G. Edwards, as applicable, on behalf of its customers commencing one year after completion of the offering, and may make similar payments of up to 0.10% per annum to other broker-dealers participating in the offering.

The Fund must receive your payment for shares purchased in the initial offering by January 31, 2007, unless the offering is extended by the Fund. You should consult with your broker or dealer to ensure that this deadline is met.

The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part. In addition to the waiver categories noted above, the Fund and the Distributor have the sole right to waive the sales load on a share purchase in their sole discretion.

The initial offering may be terminated by the Fund or the Distributor at any time. The initial offering is not being conducted on a firm commitment basis, such that neither the Distributor nor any broker-dealer is required to take or pay for any common shares.

No market currently exists for the Fund’s common shares. The Fund’s shares will not be listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its shares. Neither the Manager, the Sub-Adviser, the Distributor, nor any broker-dealer that will participate in the initial offering of the Fund’s shares, intends to make a market in the Fund’s shares.

The Fund, the Manager and the Distributor have entered into an Initial Offering Period Agreement with Merrill Lynch, which sets out the obligations of the parties with respect to the initial offering of the common shares. The Distributor will enter into or amend existing selected dealer agreements with selected broker-dealers setting forth the parties’ payment and other obligations with respect to the initial offering and any subsequent continuous offerings of the Fund’s common shares. Pursuant to the Initial Offering Period Agreement, the Fund, the Manager and the Distributor have agreed to severally indemnify Merrill Lynch against certain liabilities, including liabilities under the Securities Act.

The address of Allianz Global Investors Distributors LLC is 2187 Atlantic Street, Stamford, Connecticut 06902. Prior to the public offering of common shares, an affiliate of the Manager will have purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Possible Additional Sales of Shares

After the initial offering, the Fund may commence a continuous public offering of its common shares at net asset value, plus the applicable sales load. The Fund anticipates that any continuous offering would commence no sooner than three months after the closing of the initial offering. However, the Fund and the Distributor, in their sole discretion, may commence a continuous offering at an earlier or later date. There can be no assurance that the Fund will offer its common shares on a continuous basis or, if so offered, that it will do so indefinitely. During any continuous offering, orders for additional shares will be accepted on each business day. Sales loads applicable to sales of the Fund’s common shares during any continuous offering may be different than the schedule set forth above. The Board of Trustees may discontinue any continuous offering of the Fund’s shares at any time or from time to time. In deciding whether to commence a continuous offering, the Fund will take into account all factors it considers relevant, including market conditions, the cash available to it for investment, the number of shares available for sale and the Fund’s experience with repurchase offers.

If the Fund commences a continuous offering, it may elect to redesignate the common shares being offered in this prospectus as Class A shares and to offer other classes of common shares with different pricing structures.

Shareholder Servicing Fees

The Fund will pay the Distributor an ongoing shareholder servicing fee at the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding common shares. With respect to the Fund’s initial offering, the Distributor, in turn, will pay the 0.25% servicing fee to selected brokers and dealers with respect to common shares owned by customers of each such broker or dealer. The shareholder services for which the fee is paid by the Fund include personal services rendered to shareholders and the maintenance of shareholder accounts, such as providing information and responding to shareholder questions about the structure of the Fund, the availability of shares in any additional offerings, dividend payment options and quarterly repurchase offers. The shareholder servicing fee is accrued daily as of each business day as an expense of the Fund and is payable quarterly in arrears.

The Fund anticipates that the selected brokers and dealers may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions. The selected brokers and dealers are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The custodian performs custodial and fund accounting services as well as compliance services on behalf of the Fund.

PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds	3
Investment Objective and Policies	3
Investment Restrictions	36
Management of the Fund	38
Investment Manager and Sub-Advisers	45
Distribution of Fund Shares	52
Portfolio Transactions	56
Distributions	58
Description of Shares	59
Anti-Takeover and Other Provisions in the Declaration of Trust	59
Repurchase of Common Shares	61
Conversion to Open-End Fund	62
Tax Matters	63
Performance Related and Comparative Information	69
Custodian, Transfer Agent and Dividend Disbursement Agent	70
Independent Registered Public Accounting Firm	70
Counsel	70
Registration Statement	70
Report of Independent Registered Public Accounting Firm	72
Financial Statements	73
Appendix A—Description of Securities Ratings	A-1
Appendix B—Proxy Voting Policies	B-1

3,433,515 Shares

Allianz RCM Global EcoTrendsSM Fund

Common Shares

P R O S P E C T U S

January 26, 2007

ECOP_17012

ALLIANZ RCM GLOBAL ECOTRENDSSM FUND

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2007

Allianz RCM Global EcoTrendsSM Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated January 26, 2007 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 426-0107. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated January 26, 2007.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $81,803,495 after payment or reimbursement of the estimated offering costs. Allianz Global Investors Fund Management LLC (the “Manager”) has agreed to pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.05 per share (.20% of the maximum offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the types of securities and markets in which it will ordinarily invest while the Sub-Adviser (as defined below) select specific securities. During the period in which the Fund is investing the net proceeds of the offering, it may not be in a position to achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. The Manager, the investment manager of the Fund, retains its affiliate, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio and RCM, in turn, retains its affiliate, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”), to conduct the day-to-day portfolio management of the Fund.

Investments in Equity Securities

Common stocks and other equity securities represent an equity ownership interest in a company. The Fund may hold or have exposure to common stocks and other equity securities of issuers of any size (measured by market capitalization or otherwise) and in any industry or sector, though the Fund may have substantial exposure to companies with small market capitalizations, including, newly formed and early-stage companies. Although the Fund intends to focus its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, depository receipts, rights, warrants and convertible securities, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio.

Because the Fund ordinarily will have substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by the Fund. The value of a company’s stock may fall as a result of factors relating directly to that company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of related industries, such as increases in production costs. This risk is particularly pronounced for the Fund because it will ordinarily focus its investments in companies that have exposure to the EcoEnergy, Pollution Control and Clean Water sectors (together, the “Eco-Sectors”). The value of stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Stocks of Small Capitalization Companies

The Fund may have substantial exposure to securities of companies with small market capitalization, including newly founded and early-stage companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices.

The Fund also may invest in securities of companies with medium market capitalizations. These investments share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of small capitalization issuers.

Non-U.S. Securities

The Fund will ordinarily have substantial exposure to securities of non-U.S. issuers, which include securities of companies that are organized or headquartered outside the United States or that derive at least 50% of their total revenue outside the United States; securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; securities denominated in non-U.S. currencies; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities (together, “non-U.S. securities”).

The Fund may invest in non-U.S. equity securities such as common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs which are issued and traded in Europe and publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund’s investments in non-U.S. securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, there is also a possibility of expropriation of assets, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), potential restrictions on the flow of international capital, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Emerging Market Securities

The Fund may invest up to 50% of its total assets in securities of issuers that are organized or headquartered in developing or “emerging market” countries. The risks of investing in non-U.S. securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Currency Transactions

The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to common shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in non-U.S. currencies, and dividends received by the Fund from non-U.S. issuers often will be paid in non-U.S. currencies. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Sub-Adviser.

The Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”).

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards will be covered by the segregation with the Fund’s custodian of liquid assets and are marked to market daily. Although forwards may be used to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Fund might enter into forwards under the following circumstances:

Lock In. When the Sub-Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Sub-Adviser wants to eliminate substantially all of the risk of its exposure to a particular foreign currency, and/or if the Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given country’s debt obligations, the cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the obligation.

Proxy Hedge. The Sub-Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. If the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable U.S. tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (“Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-

denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the securities (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Initial Public Offerings

The Fund may purchase securities in initial public offerings (“IPOs”). These securities are often subject to many of the same risks of investing in companies with small market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account (including the Fund) may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock

Among the types of equity securities in which the Fund may invest is preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may fluctuate substantially if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. stocks, investing in equity-linked securities will involve risks similar to the risks of investing in non-U.S. securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations with respect to the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “Derivative Instruments.” Equity-linked securities may be considered to be illiquid securities.

Warrants to Purchase Securities

The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to be more speculative than other types of equity investments. In addition, the value of a warrant does not necessarily correlate closely with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities are bonds, debentures, notes or other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.

Because of the conversion feature, the price of a convertible security normally will fluctuate in some proportion to changes in the price of the underlying asset, and therefore will be subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of convertible securities may tend to cushion the securities against declines in the price of the underlying asset. However, the income component of convertible securities typically will cause fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and to convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s investment performance.

The Fund may also invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security. The convertible component is typically achieved by investing in non-convertible income -producing securities, such as bonds, preferred stocks or money-market instruments. The convertible component is typically achieved by investing in warrants or options to buy stocks at a certain exercise price, or options in a stock index. Thus a synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Derivative Instruments

The Fund may (but is not required to) utilize a variety of derivative instruments for hedging or risk management purposes. The Fund may also use derivatives for investment purposes, including to gain exposure to equity and other securities in which the Fund may invest (e.g., pending investment of the proceeds of this offering). Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indexes. Derivative instruments that may be used by the Fund include, but are not limited to, warrants, call options, put options, futures contracts, options on futures contracts, forward contracts and swap agreements.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the Investment Company Act of 1940, as amended (the “1940 Act”), that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33% of its total assets. See “Leverage and Borrowings.”

No assurance can be given that any derivative strategy used by the Fund will succeed. As is the case with the other investments of the Fund, the ability of the Fund to successfully use derivative instruments may depend in part upon the ability of the Sub-Adviser to assess the issuer’s credit characteristics and to forecast stock and other market movements and other economic factors correctly. If the Sub-Adviser incorrectly forecasts these factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss and the Fund might have been in a better position if it had not employed that derivatives strategy at all. Also, suitable derivative transactions may not be available in all circumstances and the Sub-Adviser may choose not to use derivatives that are available to reduce portfolio risk or otherwise.

The Fund’s use of derivative strategies involves special risks, including the risk of a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to, among other reasons, (a) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (b) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and (c) the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. See “Tax Matters.”

If other types of derivative instruments not described in this section are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective.

Options on Securities, Swap Agreements and Indexes. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Fund will segregate cash or other assets determined to be liquid by Sub-Adviser in accordance with procedures established by the Trustees in the amount of such additional consideration) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by Sub-Adviser in accordance with procedures established by the Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the Fund segregates the difference in assets determined to be liquid by Sub-Adviser in accordance with procedures established by the Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by Sub-Adviser in accordance with procedures established by the Trustees equal to the exercise price. A put option also is covered if the Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the Fund segregates the difference in assets determined to be liquid by Sub-Adviser in accordance with procedures established by the Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or if no closing price is available, at the mean between the last bid price and the last asked price.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If the Fund were unable to close out a call option that it had written on a security held in the portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position relating to the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s portfolio securities during the period the option was outstanding.

Foreign Currency Options. The Fund may (but is not required to) buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. See also “Foreign Currency Exchange-Related Securities” above.

Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon (“futures options”), including with respect to equity securities, indexes, currencies or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an “Index Future”) is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei Stock Average; the NYSE composite; U.S. Treasury bonds; U.S.

Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the

Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Straddles of Futures. The Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In these cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Tax Matters.”

Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Options contracts, futures contracts and options on futures contracts used by the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of the Fund’s positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors.

The Fund may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Fund may also enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when the Sub-Advisor considers it desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested, for instance, at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or “floor”; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Many swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, the Fund may use swap agreements to add leverage to the portfolio. The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Fund’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Moreover, if a counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. If a swap agreement calls for a payment by the Fund, the Fund must be prepared to make such payments when due.

The swaps market is a relatively new market and is largely unregulated. The Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of the Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated to make payments according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA.

Certain Interest Rate Transactions. The Fund may enter into interest rate swaps and caps. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that may be structured so as to approximate the Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Leverage and Borrowings

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. The Fund may also enter into derivative transactions that may in some circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to any preferred shares and borrowings that may be outstanding. Thus, the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the common shareholders, on the other hand. Fees and expenses paid by the Fund are borne entirely by the common shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position under a reverse repurchase agreement by segregating liquid assets at least equal in amount to its obligations under the agreement.

As noted above, although it has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. As noted above, if the Fund were to issue preferred shares, the leverage obtained through the preferred shares, together with any other borrowings utilized by the Fund, would not exceed 38% of the Fund’s total assets. If the Fund were to have preferred shares outstanding, two of the Fund’s Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund’s preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.

As used in this Statement of Additional Information and in the Prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of and preferred shares from “net assets,” so long as any preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, any preferred shares issued by the Fund will be treated as stock (rather than indebtedness).

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, the Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). For instance, the Fund may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security or other asset to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a forward commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Other Investment Companies

The Fund may invest in securities of other closed- or open-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive equity securities available in the market, or when the Sub-Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Sub-Adviser or its affiliates to the extent permitted by applicable law. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. common shareholders therefore would be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in equity securities. In addition, the securities of other investment companies may be leveraged and may therefore be subject to the same leverage risks described herein. See, “Leverage and Borrowings.”

Reverse Repurchase Agreements and Dollar Rolls

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes. Although it has no current intention to do so, the Fund may also utilize these transactions to add leverage to its portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale buyback, the counterparty who purchases the security is entitled to receive any payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Reverse repurchase agreements, sale buybacks and dollar rolls involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under these agreements, files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

The Fund may (but is not required to) segregate assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, sale buybacks and dollar rolls. To the extent that positions in these agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings. See “Leverage and Borrowings.” Furthermore, because these transactions may be for terms ranging more than seven days, these instruments may be deemed “illiquid.”

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Loans

The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions to the maximum extent permitted under the 1940 Act. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. Such amounts will not be eligible to be treated as qualified dividend income. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. The Fund may pay lending fees to the party arranging for a securities loan, which may be an affiliate of the Fund or the manager.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”) (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.

PIPE Transactions

The Fund may invest in PIPE (private investment in public equity) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales of securities for investment and risk management purposes.

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the counter-party through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income for tax purposes. See “Tax Matters.”

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in such cases the Fund’s losses theoretically could be unlimited. Short sales may also expose the Fund to leverage risk.

Illiquid Securities

Subject to the Fund’s share repurchase policies, it may invest without limit in “illiquid securities” (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities are considered to include, among others, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the applicable securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. They are also subject to pre-payment risk – i.e., the risk that issuers of portfolio mortgages repay their obligations sooner than expected, particularly in a falling interest rate environment. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Corporate Bonds

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. corporations, foreign corporations, domestic banks, foreign banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk (as applicable) and management risk.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Fund may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” herein, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Sub-Adviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA and the FHLMC, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government sponsored enterprises such as Federal Home Loan Banks, FNMA, FHLMC, and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government, and include increased credit risks. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Sovereign Debt/Brady Bonds

The Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructuring have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the

Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

The Fund’s investments in foreign currency-denominated debt obligations and any hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risks – the risk that borrowers will pay off their mortgages sooner than expected, particularly when interest rates decline. Like other debt obligations, the securities are also subject to credit risk. Types of mortgage-related securities in which the Fund may invest include collateralized mortgage-backed securities, mortgage pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities.

Consistent with its investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the underlying assets and the servicing of those assets.

High Yield Securities (“Junk Bonds”)

The Fund may invest in debt securities that are below investment grade quantity (i.e., rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”) or Fitch, Inc. (“Fitch”) or unrated but deemed by the Sub-Adviser to be at comparable quality to securities so rated). These are often referred to as “high yield securities” or “junk bonds.” Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

A general description of the ratings of debt securities by Moody’s, S&P, Fitch and Dominion Bond Rating Service Limited (“Dominion”) is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody’s, S&P, Fitch and Dominion represent their opinions as to the quality of the securities they rate.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Credit Default Swaps

The Fund may invest in credit default swaps. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default had occurred. If no default had occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund effectively would add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk (i.e., the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default).

The Fund will segregate assets in the form liquid assets in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. Securities may be sold by the Fund in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. There is no stated limit on the Fund’s portfolio turnover rate. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in equity securities generally involves the payment of brokerage commissions. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Short-Term Investments / Temporary Defensive Strategies

Upon recommendation of the Sub-Adviser, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested. See “Use of Proceeds” in the Prospectus.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6) Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as those comprising the Eco-Sectors).

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

In addition, the Fund has adopted the following fundamental policy with respect to repurchase offers, changeable only by a majority vote of the outstanding voting securities of the Fund.

(1)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the1940 Act, as such Rule may be amended from time to time and as interpreted by the SEC or other regulatory authorities having jurisdiction from time to time, and in accordance with any exemptive relief granted by the SEC.

(2)	The periodic intervals between repurchase request deadlines (as defined in Rule 23c-3) shall be three months, provided that the intervals shall be one month if the Fund applies for and receives an exemptive order from the SEC permitting such shorter intervals;

(3)	The repurchase request deadlines (as defined in Rule 23c-3) for repurchase offers shall be the fifth business day of the months of March, June, September and December, or otherwise the fifth business day of each month if the Fund makes monthly repurchase offers; and

(4)	Each repurchase pricing date (as defined in Rule 23c-3) shall not be later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time of investment. The Fund would not violate the limitations unless an excess or deficiency occurs or existed immediately after and as a result of an investment. Any subsequent change in the percentage of the Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent the Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Declaration of Trust (the “Declaration”), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Independent Trustees*

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee

Hans W. Kertess 07/12/1939	Trustee & Chairman of the Board	Since December 1, 2006	President, H Kertess & Co. L.P., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.	25	None

Robert E. Connor 09/17/1934	Trustee	Since December 1, 2006	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	25	None

Paul Belica 09/27/1921	Trustee	Since December 1, 2006	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	25	None

John J. Dalessandro II 07/26/1937	Trustee	Since December 1, 2006	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker- dealer and member of the New York Stock Exchange.	25	None

William B. Ogden IV 01/11/1945	Trustee	Since January 18, 2007	Assistant Management Industry Consultant; formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	25	None

Interested Trustees*

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships Held by Trustee
John C. Maney* 08/03/1959	Trustee	Since December 1, 2006

Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of Allianz Global Investors of America L.P. since Jan 2005 and Chief Operating Officer of Allianz Global Investors of America since November 2006; Executive Vice President and Chief Financial Officer since 2001; Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, NFJ Investment Group and a number of other affiliated entities; Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).

Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

				58	None
*	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Fund. Mr. Maney is an “Interested Person” of the Fund due to his affiliation with Allianz Global Investors of America LLC and its affiliates.

* The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., Municipal Advantage Fund, Inc., each series of PIMCO Private Account Portfolio Series, PIMCO Commercial Mortgage Securities Trust, Inc., each series of Allianz Funds, each series of PIMCO Funds, each series of Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas, 47th Floor New York, NY 10105 11/14/1964	President and Chief Executive Officer	Since inception. (October 20, 2006)	Executive Vice President, Allianz Global Investors Fund Management LLC; Trustee of 8 funds in the Fund Complex; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex.

Lawrence G. Altadonna 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/10/1966	Treasurer; Principal Financial and Accounting Officer	Since inception. (October 20, 2006)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex.

Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/22/1968	Secretary and Chief Legal Officer	Since inception. (October 20, 2006)	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 68 funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since inception. (October 20, 2006)	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 68 funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Kathleen A. Chapman 2187 Atlantic Street Stamford, CT 06902 11/11/1954	Assistant Secretary	Since inception. (October 20, 2006)	Assistant Secretary of 68 funds in the Fund Complex; Manager-IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
William V. Healey 1345 Avenue of the Americas, 50th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since inception. (October 20, 2006)	Executive Vice President, Chief Legal Officer, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management and Allianz Global Investors Distributors LLC. Assistant Secretary of 68 funds in the Fund Complex; formerly, Vice President and Associate General Counsel of Prudential Insurance Company of America (1998-2005).

Richard H. Kirk 2187 Atlantic Street, Stanford, CT 06902 04/06/1961	Assistant Secretary	Since inception. (October 20, 2006)	Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 68 funds in the Fund Complex; formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia; Associate General Counsel, Friedman, Billings, Ramsey, Inc.

Lagan Srivastava 1345 Avenue of the Americas, 47th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since inception. (October 20, 2006)	Assistant Secretary of 68 funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Sheriff Friedman LLP (2002-2004).

For Interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund

John C. Maney	See above.
Brian S. Shlissel	See above.
Lawrence Altadonna	See above.
Thomas J. Fuccillo	See above.
Youse Guia	See above.
Kathleen A. Chapman	See above.
William V. Healey	See above.
Richard H. Kirk	See above.
Lagan Srivastava	See above.

Committees of the Board of Trustees

Audit Oversight Committee

The Fund has established an Audit Oversight Committee, which provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and the Sub-Adviser, and the entities in a control relationship with the Manager or the Sub-Adviser that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The

Committee considers the possible effect of these services on the independence of the Fund’s independent registered public accounting firm. Messrs. Belica, Connor, Ogden, Dalessandro and Kertess, each of whom is an Independent Trustee, serve on this committee, and Mr. Belica serves as Chairman of the Committee.

Nominating Committee

The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica, Connor, Ogden, Dalessandro and Kertess, each of whom is an Independent Trustee, serve on this committee.

Valuation Committee

The Board has a Valuation Committee, to which the Board has delegate the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Sub-Adviser regarding fair value and liquidity determinations made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Messrs. Belica, Connor, Ogden, Dalessandro and Kertess, each of whom is an Independent Trustee, serve on this committee.

Compensation Committee

The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or Sub-Adviser. Messrs. Belica, Connor, Ogden, Dalessandro and Kertess, each of whom is an Independent Trustee, serve on this committee.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Paul Belica	None	None
Robert E. Connor	None	None
John J. Dalessandro II	None	None
Hans W. Hertess	None	None
John C. Maney	None	over $100,000
William B. Ogden IV	None	None

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2006:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Paul Belica	None	N/A	N/A	N/A	N/A
Robert E. Connor	None	N/A	N/A	N/A	N/A
John J. Dalessandro II	None	N/A	N/A	N/A	N/A
Hans W. Hertess	None	N/A	N/A	N/A	N/A
William B. Ogden IV	None	N/A	N/A	N/A	N/A

As of January 19, 2007, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of January 19, 2007, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of January 19, 2007
Allianz Global Investors of America L.P. 1345 Avenue of the Americas New York, New York 10105	4,189	100%

Compensation

Messrs. Each of the Independent Trustees also serve as Trustees of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the “Municipal Funds”), Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas

Applegate International and Premium Strategy Fund, Municipal Advantage Fund Inc. and PIMCO Global StocksPLUS & Income Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as portfolio manager. As indicated above, certain of the officers of the Fund are affiliated with the Manager.

The Municipal Funds, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Municipal Advantage Fund Inc., PIMCO Global StocksPLUS & Income Fund and the Fund (together, the “Allianz Closed-End Funds”) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, RCM, AGIA or any entity controlling, controlled by or under common control with the Manager, RCM or AGIA, receives compensation for his attendance at joint meetings and his service on Board committees. Trustees will receive compensation equal to (i) $1,750 per fund for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meeting is attended in person and (iii) $1,000 per fund for joint meetings attended telephonically. The Independent Chairman of the Boards receives an additional $2,500 per fund per year. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund for any results meeting or fund(s) specific meeting of the Audit Oversight Committees and $5,000 for any joint audit scope meeting. An Audit Oversight Committee Chairman annually receives an additional $500 per fund for which he serves as Chairman. Trustees also will be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings will be allocated pro rata among Allianz Closed-End Funds for which such Trustee serves as Trustee based on such fund’s relative net assets, including assets attributable to any preferred shares.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending November 30, 2007. For the calendar year ended December 31, 2006, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the same “Fund Complex” as the Fund. Each officer or Trustee who is a director, officer, partner or employee of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser serves without any compensation from the Fund.

Name of Trustee	Estimated Compensation from the Fund for the Fiscal Year Ending November 30, 2007*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2006**
Independent Trustees
Paul Belica	$2,600	N/A	N/A	$193,500
Robert E. Connor	$2,100	N/A	N/A	$227,875
John J. Dalessandro II	$2,100	N/A	N/A	$175,250
Hans W. Kertess	$5,100	N/A	N/A	$178,250
William B. Ogden IV	$2,100	N/A	N/A	$78,000
Interested Trustees
John C. Maney	$0	N/A	N/A	$0

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Allianz Closed-End Funds for which the particular Trustee serves.

The Fund has no employees. Its officers and Mr. Maney are compensated by the Manager and/or the Sub-Adviser and/or their affiliates.

Codes of Ethics

The Fund, the Manager, RCM, AGIA and Allianz Global Investors Distributors LLC (the “Distributor” or “AGID”) have each adopted codes of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, directors and officers of these entities and other employees of these entities who are “access persons” of the Fund as defined in Rule 17j-1 under the 1940 Act. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager, RCM, AGIA and AGID have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGER AND SUB-ADVISERS

Investment Manager

The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund.

The Manager is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two

members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strausse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Under this agreement, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz SE currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz SE in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager, RCM and AGIA. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. The Manager, RCM and AGIA do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of September 30, 2006, the Manager and its investment management affiliates had approximately $691.9 billion in assets under management.

The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objective, policies and restrictions; provided that, so long as the Manager retains one or more Sub-Advisers for the Fund, the Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with the Sub-Advisers the investment policies of the Fund.

Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. The Manager has, at its own expense, retained State Street Bank and Trust Company to perform certain administrative services for the Fund and may retain affiliates to provide other administrative services. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager, RCM and AGIA, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of 1.00% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above and shareholder service fees described below, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Manager or the Fund, interest charges, taxes, brokerage commissions, transfer agents and sub-transfer agency fees, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Sub-Advisers

The Manager has retained an affiliated investment management firm, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio. RCM has, in turn, delegated responsibility for the day-to-day portfolio management of the Fund to its affiliate, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”). RCM serves as sub-adviser for the Fund pursuant to separate sub-advisory agreement (the “Sub-Advisory Agreement”) between RCM and the Manager. AGIA serves as portfolio manager for the Fund pursuant to a separate portfolio management agreement (the “Portfolio Management Agreement”) between RCM and AGIA. Pursuant to the terms of the Sub-Advisory Agreement, RCM is responsible for managing, either directly or through others selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. Pursuant to the terms of the Portfolio Management Agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manger and the Board of Trustees.

Under the Sub-Advisory Agreement, the Manager (and not the Fund) has agreed to pay to RCM a fee, payable on a monthly basis, at the annual rate of .54% of the Fund’s average daily total managed assets. Under the Portfolio Management Agreement, RCM (and not the Fund or the Manager) has agreed to pay to AGIA a portfolio management fee, payable on a monthly basis, at the annual rate of .4266% of the Fund’s average daily total managed assets.

RCM. RCM is an investment management firm organized as a Delaware limited liability company (formerly Dresdner RCM Global Investors, LLC). RCM is wholly owned by Allianz Global Investors Aktiengesellschaft, which is a wholly owned subsidiary of Allianz SE. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM is located at Four Embarcadero Center, San Francisco, California 94111.

AGIA. AGIA is wholly owned by Allianz Global Investors Aktiengesellschaft, which is a wholly owned subsidiary of Allianz SE. AGIA is located at Mainzer Landstrasse 11-13, Frankfurt am Main, Germany 60329. AGIA was established in 1990, and provides advisory services to high networth clients and pooled products. Although AGIA has been registered as an investment management company in Germany since 1990, it has only recently registered in October 2006 as an investment adviser in the United States.

The following summarizes the structure of and methods used to determine the compensation of the individuals (as listed in the Prospectus) that share primary responsibility for the day-to-day portfolio management of the Fund (the “AGIA Portfolio Managers”), as well as information regarding other accounts they manage and related potential conflicts of interest, and any ownership interests they have in the Fund:

Portfolio Managers

The following summarizes the structure of and methods used to determine the compensation of each individual (as listed in the Prospectus), each of whom is employed by AGIA, that shares primary responsibility for the day-to-day portfolio management of the Fund (each a “Portfolio Manager” or “AGIA Portfolio Manager”):

Compensation. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities.

Each portfolio manager is paid a bonus that is directly affected by the performance of the individual portfolios he or she managers, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. The individual performance criterion, used to help determine a bonus, is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual. Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance.

Other Accounts Managed. The following summarizes information regarding each of the accounts as of December 1, 2006, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Bozena Jankowska	0	$0	2	$735,200,000	0	$0
Paul Schofield	0	$0	8	$1,456,700,000	6	$286,700,000

Potential Conflicts of Interest. Like other investment professionals with multiple clients, the AGIA Portfolio Managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Manager, RCM and AGIA believe are faced by investment professionals at most major financial firms. RCM and AGIA has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“ performance fee accounts” ), if any, may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the AGIA’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold –for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one AGIA account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. AGIA has adopted compliance procedures that provide that any transaction between Adviser-advised accounts are to be made at an independent current market price.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’ s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A portfolio manager of the Fund who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’ s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’ s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. AGIA’ s investment personnel, including the Fund’ s portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by AGIA, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

Securities Ownership. The following table discloses the dollar range of equity securities beneficially owned by each AGIA Portfolio Manager in the Fund as of December 31, 2006.

Allianz RCM Global EcoTrendsSM Fund	Dollar Range of Equity Securities
Bozena Jankowska	None
Paul Schofield	None

Certain Terms of the Investment Management, Sub-Advisory Agreement and Portfolio Management Agreement

The Investment Management Agreement, Sub-Advisory Agreement and the Portfolio Management Agreement (together, the “Agreements”) each have been approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Manager or the Sub-Adviser). Each Agreement will continue in force with respect to the Fund for two years from its respective date and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, the applicable Sub-Adviser, or the Fund, and (ii) either the majority vote of the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each Agreement automatically terminates upon its assignment (as defined in the 1940 Act). The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the Fund or by the Fund to the Manager. The Sub-Advisory Agreement may be terminated on not less than 60 days’ notice by the Manager to RCM or by the Fund at any time by notice to the Manager and RCM. The Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Manager or RCM to AGIA, or by AGIA to RCM, or by the Fund at any time by notice to the Manager, RCM and AGIA.

Each agreement provides that the Manager or Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Proxy Voting Policies

The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to RCM, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with RCM’s proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by RCM on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix B (“Proxy Voting Policies”). Information regarding how the Fund vote proxies related to portfolio securities during the most recent 12-month period will be made available without charge at the Fund’s website at http://www.allianzinvestors.com, or on the website of the Securities and Exchange Commission at http://www.sec.gov.

DISTRIBUTION OF FUND SHARES

Distributor

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

The Distribution Contract is terminable without penalty, at any time, by the Fund by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Fund. The Distributor is not obligated to sell any specific amount of Fund shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund and who have no direct or indirect interest financial interest in the Distribution Contract or the Servicing Plan described below, by vote cast in person at a meeting called for the purpose.

Initial Sales Load

As described in the Prospectus under “How to Purchase Shares,” shares of the Fund are sold pursuant to an initial sales load, which declines as the amount of the purchase reaches certain defined levels. Please see the Prospectus for details.

Servicing Plan

Pursuant to a Servicing Plan for shares of the Fund, as compensation for services rendered and expenses borne in connection with personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, the Fund pays the Distributor servicing fees of up to the annual rate of 0.25%, calculated as a percentage of the Fund’s average daily net assets. With respect to the Fund’s initial public offering, the Distributor, in turn, will pay the 0.25% servicing fee to selected broker dealers with respect to shares sold by the firm and which are held in accounts by such firm on behalf of its customers. These parties may also be compensated based on the amount of the front-end sales load reallowed by the Distributor.

The servicing fee may be spent by the Distributor to provide or procure personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including the processing of purchase or repurchase offer requests or the processing of dividend payments, providing information periodically to shareholders showing their positions in the Fund’s shares, forwarding communications from the Fund to shareholders, responding to inquiries from shareholders relating to such services, or training personnel in the provision of such services.

Subject to the annual percentage limitation on the servicing fees, the fees may be paid with respect to services rendered and expenses borne in the past with respect to Fund shares as to which no servicing fees were paid on account of such limitations. If in any year the Distributor’s expenses incurred in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the servicing fees paid by the Fund, the Distributor would recover such excess only if the Servicing Plan continues to be in effect in some later year when such servicing fees exceed the Distributor’s expenses. The Fund is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the Servicing Plan terminates.

The Servicing Plan may be terminated with respect to the Fund by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Servicing Plan or the Distribution Contract (“disinterested Plan Trustees”), or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Servicing Plan that would materially increase the cost to shares of the Fund to which the Plan relates requires approval by the shareholders of the Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Servicing Plan may be amended by vote of the Trustees, including a majority of the disinterested Plan Trustees, cast in person at a meeting called for the purpose. As long as the Servicing Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Servicing Plan will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

From time to time, expenses of the Distributor incurred in connection with the servicing of Fund shareholders and the maintenance of shareholder accounts, may exceed the servicing fees collected by the Distributor. The Trustees may consider such unreimbursed amounts, among other factors, in determining whether to cause the Fund to continue payments of servicing fees in the future with respect to the Fund’s shares.

Payments to Financial Firms

In addition, the Distributor, the Manager and their affiliates may from time to time pay additional payments such as cash bonuses or provide other incentives to selected brokers and dealers and other financial firms as compensation for the sale or servicing of the Fund, including, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a fund family to be accorded a higher degree of marketing support than fund complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, other funds sponsored by the Distributor, the Manager and their affiliates together and/or a particular class of shares of such funds, during a specified period of time. The Distributor, the Manager and their affiliates may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and other funds sponsored by the Distributor, and the quality of the financial firm’s relationship with the Distributor, the Manager and their affiliates.

The additional payments described above are made from the Distributor’s or the Manager’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor, the Manager or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Fund and/or other funds sponsored by the Distributor, the Manager or their affiliates. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) .10% of such year’s fund sales by that financial firm and (b) .06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and .03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor, the Manager and their affiliates may make payments of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to payments described above, the Distributor, the Manager and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and the Manager anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support for the Fund or other funds sponsored by the Distributor, the Manager and their affiliates include:

AG Edwards & Sons, Inc., AIG Financial Network, American Express Financial Advisors, Inc., AmSouth Bank, Associated Financial Group, Inc., AXA Advisors, LLC, Banc One Securities, Bank of America, Chase Investment Services, Inc., Citigroup, Comerica Bank, Commonwealth Financial Network, DB/Alex Brown, Fifth Third Bank, Harris Bank, ING Financial Network, Janney Montgomery Scott, Jefferson Pilot Securities Corporation, Legg Mason Wood Walker, Inc., Lehman Brothers, Lincoln Financial, Linsco/Private Ledger Corporation, McDonald Investments, Merrill Lynch, Pierce, Fenner & Smith Inc., MetLife Securities, Inc., ML Stern & Co., Morgan Stanley & Co., Mutual Service Corporation, NatCity Investments, Northwestern

Mutual, Oppenheimer & Co., Inc., Piper Jaffray, PNC Advisors, Raymond James & Associates, Raymond James Financial Services, RBC Dain Rauscher, Inc., RW Baird, Securities America, Inc., UBS Financial Services Inc., United Planners’ Financial Services of America, US Allianz Securities, Wachovia Securities, Inc., Waterstone Financial Group, Wells Fargo Investments, and WM Financial Services.

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, the Manager and their affiliates may visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Other Distribution-Related Information

Shares of the Fund may not be qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their state of domicile or residence. Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Pursuant to provisions of agreements between the Distributor and selected broker dealers and other intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Fund, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Manager, RCM and AGIA are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors. As noted above, AGIA is responsible for the day-to-day management of the Fund’s portfolio. Some securities considered for investment by AGIA for the Fund may also be appropriate for other clients served by AGIA and its affiliates. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of the other clients served by AGIA is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by AGIA. AGIA may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients and clients of advisors in the RCM Group so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more of AGIA’s clients when one or more of its other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that an AGIA client will simultaneously purchase or sell the same security as another AGIA client and/or a client of an adviser in the RCM Group. In such events, transactions will be averaged as to price and allocated between such clients in a manner which AGIA believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

References to AGIA in this section would apply equally to RCM or the Manager if either were to assume day-to-day portfolio management responsibilities for the Fund and place orders for the purchase and sale of portfolio investments.

Brokerage and Research Services

Transactions on U.S. and non-U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

Subject to the supervision of the Manager and RCM, AGIA places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund’s portfolio and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers, in its discretion. In so doing, AGIA uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions, if applicable, as described below. In seeking the most favorable price and execution, AGIA, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or instrument, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As noted above, in effecting purchases and sales of portfolio securities or other instruments for the account of the Fund, AGIA will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when AGIA believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

As permitted by Section 28(e) of the 1934 Act, each Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in such Act) to that Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGIA may receive research services from or through many broker-

dealers with which AGIA places the Fund’s portfolio transactions. AGIA may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to AGIA in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the sub-advisory and portfolio management fees paid directly or indirectly by the Manager to RCM and AGIA are reduced because AGIA and its affiliates receive such services.

The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, the Manager and/or a Sub-Adviser, subject to certain restrictions discussed above under “Investment Manager and Sub-Advisers—Investment Manager.”

DISTRIBUTIONS

The Fund will declare dividends of dividends and net realized capital gains, if any, annually. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including the level of dividends paid by the companies in which the Fund invests. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund’s dividend policy could change. In its annual distributions, the Fund intends to distribute substantially all of its net investment income, if any. In addition, the Fund intends to distribute to you your pro rata share of any available net capital gain. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

The Sub-Adviser does not limit the Fund’s investments to companies with a record of dividend payments, and the Fund will often have substantial exposure to companies that pay relatively small or no regular dividends. Accordingly, investors who are seeking to receive current income or other forms of yield as a primary investment objective should consider investment products other than the Fund’s Common Shares.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure.

Unlike open-end funds, closed-end funds like the Fund do not (at least at present) continuously offer shares and do not provide for daily redemptions. Further, unlike closed-end investment companies, the Fund’s Common shares will not be listed on any securities exchange and will not be publicly traded. Thus, there is no secondary market for the Fund’s Common shares and the Fund expects that no secondary market will develop. In order to provide some liquidity to common shareholders, the Fund has determined to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. See “Repurchase of Common Shares “ below and “Repurchase Offers” in the Prospectus. After the initial offering, the Fund may commence a continuous public offering of its Common Shares at net asset value, plus the applicable sales load. However, there can be no assurance that the Fund will offer its common shares on a continuous basis, or if so offered, that it will do so indefinitely. For these reasons, the Fund’s Common Shares are designed only for long-term investors.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and by discouraging a third party from seeking to obtain control of the Fund.

The Declaration provides that a Trustee may be removed with or without cause by written instrument, signed by a majority of the Trustees and, if the Trustee being considered for removal is a Continuing Trustee (as defined below), by all of the other Continuing Trustees (as defined below), specifying the date when such removal shall become effective.

The affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize a merger, consolidation or share exchange of the Fund or any class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such class of shares. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration does not require a vote or consent of the Fund’s shareholders to authorize such matter if a matter is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s common shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES

In order to provide some liquidity to shareholders, the Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding common shares at net asset value. Quarterly repurchases will occur in the months of March, June, September and December, and the repurchase request deadline for the first repurchase offer is currently expected to be June 7, 2007.

Notices of each quarterly repurchase offer will be sent to shareholders at least 21 days before the repurchase order deadline. The Fund may determine the net asset value applicable to repurchases no later than the 14 days after the repurchase request deadline, though net asset value is expected to be determined on the repurchase order deadline. The Fund will distribute payment to shareholders no later than 7 days after the pricing date, though it is expected to do so within 3 days after the pricing date. The Fund’s common shares will not be listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its common shares. Accordingly, you may not be able to sell common shares when and/or in the amount that you desire. Thus, the common shares are appropriate only as a long-term investment.

The section entitled “Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the Fund’s fundamental policies with respect to repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Common Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks.

For instance, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio.

See “Risks – Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Tax Matters” below.

In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company (described below). The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

CONVERSION TO OPEN-END FUND

The Fund’s Board of Trustees may also from time to time consider submitting to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the size of the Fund, the extent to which shareholders have adequate liquidity thorough repurchase offers, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging (if any) and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust — Anti-Takeover Provisions”). This seventy-five percent

(75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” voting shares of the Fund in order to authorize a conversion.

Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. As described above, the Fund may, like an open-end company, engage in a continuous offer of its shares in the future, but is under no obligation to do so.

TAX MATTERS

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or (y) in the securities of one or more qualified publicly traded partnership.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, to pay substantial taxes and interest and to make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

In the unlikely event that the Fund has fewer than 500 shareholders at any point during a taxable year, the Fund will be considered a nonpublicly offered RIC under the Code. Under Temporary Regulations, certain expenses of nonpublicly offered RICs would be subject to special rules. These expenses include management and advisory fees that generally are not deductible by certain shareholders (including individuals and entities that compute their taxable income in the same manner as an individual) when incurred directly by such shareholders. In particular, such a shareholder’s pro rata portion of the affected expenses, including the management fee payable to the Manager, would be treated as an additional dividend to the shareholder, would be subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code and would not be deductible for the purposes of calculating alternative minimum tax.

Fund Distributions. For federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements with respect to qualified dividend income. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the Fund does not expect all Fund distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010.

Dividends of net investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund’s distributions will so qualify.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Although the Fund may generate tax-exempt income, it does not expect to satisfy the criteria necessary to pass through the tax-free nature of the income to its shareholders.

Dividends and distributions on the Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of shares generally will be treated as a sale or exchange of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. Likewise, if (i) a repurchase of shares by the Fund reduces a shareholder’s percentage ownership of the Fund by at least 20% (determined after applying the ownership attribution rules under Section 318 of the Code and taking into consideration the reduction in the total number of Fund shares outstanding that is caused by the repurchase) or (ii) a shareholder does not hold more than a few percent of the Fund’s shares (determined after applying the ownership attribution rules under Section 318 of the Code), the repurchase will be treated as a sale or exchange of the shares by the shareholder. This discussion does not address the tax treatment of a tendering shareholders who hold shares other than as a capital assets. Those shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.

If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not substantially reduced as a result of the tender, such shareholder would be deemed to receive a distribution from the Fund with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender. The amount of this distribution would equal the price paid by the Fund to such shareholder for the shares sold. The distribution would be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution. The adjusted basis of the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender will be increased by the shareholder’s adjusted tax basis in the shares sold in the tender and decreased by the portion of such distribution not treated as a dividend. If the portion of the distribution not treated as a dividend exceeds the adjusted tax basis of the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender (determined after increasing such basis by the adjusted tax basis of the shares sold in the tender), such excess portion of the distribution will be a capital gain in the hands of the shareholder. In the case of a tendering U.S. shareholder that is a corporation treated as receiving a distribution from the Fund pursuant to the repurchase offer, special basis adjustments may also apply with respect to any shares of such shareholder not repurchased pursuant to a repurchase offer.

Provided that no tendering shareholder is treated as receiving a dividend as a result of selling shares pursuant to a particular repurchase offer, shareholders who do not sell shares pursuant to that repurchase offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the repurchase offer. If, however, any tendering shareholder is deemed to receive a dividend, shareholders whose proportionate ownership of the Fund increases as a result of that repurchase may be deemed to receive a constructive distribution in an amount equal to the increase in their proportionate ownership of the Fund as a result of the tender. Such constructive distribution will be treated as a dividend to the extent of current accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Options, Futures, Forward Contracts and Swap Agreements. The Fund’s transactions in swap agreements, options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s hedging activities (including its transactions in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. If the Fund invests in other investment companies, it may not be able to pass any such credit or deduction for taxes paid by the underlying fund through to its own shareholders.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup Withholding. The Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end or open-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial (“Bloomberg”) and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. State Street also provides business administrative services for the Fund pursuant to an agreement with the Manager.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Allianz RCM Global EcoTrendsSM Fund

In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Allianz RCM Global EcoTrendsSM Fund (the “Fund”) at January 19, 2007 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

January 22, 2007

FINANCIAL STATEMENTS

Allianz RCM Global EcoTrends Fund

Statement of Net Assets

January 19, 2007

Assets:
Cash	$100,012

Net Assets	$100,012

Net Assets (4,189 shares of $0.00001 per value shares of beneficial interest issued and outstanding; unlimited shares authorized)	$100,012

Net asset value per share	$23.875

Notes to Statement of Net Assets:

1.	Organization

Allianz RCM Global EcoTrends Fund (the “Fund”) was organized as a Massachusetts business trust on October 19, 2006. The Fund has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Global Investors of America, L.P. (“Allianz Global”) of 4,189 shares of beneficial interest at an aggregate purchase price of $100,012. The Fund’s common shares will not be listed on a securities exchange and will not be publicly traded, such that there will no secondary market for the common shares. However, the Fund is an “interval fund” and will provide some liquidity to shareholders by making quarterly repurchase offers at net asset value for at least 5% and up to 25% of the Fund’s common shares. Allianz Global Investors Fund Management LLC (the “Manager”) serves as the Fund’s investment manager, is an indirect wholly-owned subsidiary of Allianz Global and an indirect, majority-owned subsidiary of Allianz SE, a publicly traded German insurance and financial services company. The Manager has agreed to pay the Fund’s organizational expenses of approximately $20,000 as well as the amount by which the Fund’s offering costs (other than the sales load) exceeds $0.05 per common share issued. The Fund’s offering costs are estimated to be $750,000 assuming 4,000,000 shares of beneficial interest are sold in the Fund’s initial offering. Offering costs will be charged to paid-in capital at the time such shares of beneficial interest are issued. The actual number of shares that are sold in the initial public offering, and associated offering costs, may differ significantly from the above estimates.

2.	Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

3.	Investment Manager, Sub-Adviser, Distributor

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Manager. Subject to the supervision of the Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Agreement, the Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Manager has retained its affiliate, RCM Capital Management LLC (“RCM”) to manage the Fund’s investments. RCM, in turn, has retained its affiliate, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”) to conduct the day-to-day portfolio management of the Fund. Pursuant to RCM’s sub-advisory agreement with the Fund, the Manager (and not the Fund) will pay RCM an annual fee, payable monthly, in an amount equal to 0.54% of the Fund’s average daily total managed assets. Under AGIA’s portfolio management agreement with RCM, RCM (and not the Fund or the Manager), in turn, will pay AGIA an annual fee, payable monthly, in an amount equal to 0.4266% of the Fund’s average daily total managed assets.

The Fund’s Distributor is Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Manager and the Sub-Adviser. The Fund will pay the Distributor an ongoing shareholder servicing fee at the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding common shares. With respect to the Fund’s initial offering, the Distributor, in turn will pay the 0.25% servicing fee to selected brokers and dealers with respect to common shares owned by customers of each such broker or dealer.

4.	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P, Fitch, or Dominion or, if unrated, judged by AGIA to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by AGIA.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by AGIA.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P, Fitch, or Dominion, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

Following is a description of Moody’s, S&P’s, Fitch’s, and Dominion’s rating categories applicable to debt securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch, Inc.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality . Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Dominion Bond Rating Service Limited

DBRS ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

DBRS Bond and Long Term Debt Rating Scale

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A: Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB: Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB: Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B: Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC, C: Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D: This category indicates Bonds in default of either interest or principal.

High, Low: “high” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

DBRS Commercial Paper and Short Term Debt Rating Scale

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

Prime Credit Quality

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

Adequate Credit Quality

R-2 (high), R-2 (middle), R-2 (low): Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

Speculative

R-3 (high), R-3 (middle), R-3 (low): Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DBRS Preferred Share Rating Scale

Pfd-1: Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2: Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3: Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4: Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5: Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

D: This category indicates preferred shares that are in arrears of paying either dividends or principal.

High, Low: “high” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category.

n: Non-Cumulative Risk. In the past several years, DBRS had designated all non-cumulative preferred shares as “low” to alert subscribers to the fact that non-cumulative shares have a higher risk of loss once dividend payments have been missed. In the future, “high” and “low” designations will be used on preferred share ratings to indicate the relative standing of a credit within a particular rating category, and we will no longer use “low” to alert holders to the non-cumulative nature of the shares. Rather, the “n” designation will be attached to all ratings for securities that are non-cumulative. The risk with non-cumulative securities is essentially no different than with cumulative securities unless there is a default situation, in which case, the non-cumulative shares have the added risk of missing dividend payments that have no potential of being made up in the future. However, non-cumulative shares do not have a higher risk of default than do equivalently ranking cumulative shares of the same issuer. We believe that the risk added under the non-cumulative covenant is a market risk and not a credit risk. This supports our view that the ratings on equally ranking cumulative and non-cumulative securities should be the same, with the “n” used to alert subscribers to the additional potential for missed dividend payments that exists with non-cumulative issues, if default should occur. After several years of using our present scale, our conclusion is that trying to provide all of this information with one rating symbol is confusing to the market. We believe that it is more valuable to our subscribers if the rating symbol simply provides our base evaluation of the credit, along with information that alerts the holder to any unique covenants that can add market risk.

y: Hybrid Instruments. While DBRS credit ratings are focused on providing a measure of the issuer’s ability to meet its obligations in a timely manner, there are situations where securities carry unique covenants that can add a variety of risks that are not captured in the DBRS rating. By definition, hybrids are instruments that combine certain characteristics of debt and equity and have been issued under various acronyms such as LYONS, PERCS, COPrS, TOPrS, PRYDES, MIDS and MIPS. In some cases, holders of these instruments have agreed that under set circumstances, the Company may repay certain obligations with more of the security or with another security, such as common equity. In other cases, the terms allow the Company to defer interest or dividend payments for a period of time. While these are obviously important considerations for the holder to understand, they normally do not cause any change in the likelihood of default and, as such, DBRS has chosen not to penalize the instrument for the special features associated with the hybrid. In order to alert hybrid holders of the unique factors inherent in the security, DBRS will attach the “y” appendage to the rating. Note that DBRS will not be adding the “y” to issues that simply have more normal soft retraction or conversion features.

m: Market Risk. DBRS ratings represent an evaluation which is based on only credit related factors and not market risk factors. The most obvious example of a market risk factor would be the potential impact that changing interest rates could have on a fixed pay security. While the absence of market risk considerations in DBRS credit ratings should be well understood by investors who use DBRS as part of their investment process, there are cases where DBRS desires to draw attention to market risk for a given security because the potential for volatility due to market risk factors greatly exceeds what would be considered normal. To accomplish this, DBRS attaches the letter “m” (market risk) to a rated security. Given the understanding that market risk is present in every investment decision, it is important to note that the absence of “m” does not indicate that there will be no volatility of returns related to non-credit factors. DBRS uses “m” only in cases where market risk is considered exceptionally high, or in cases where there are unusual circumstances.

p: The symbol “p” indicates that the report and rating rely on public information only.

APPENDIX B

PROXY VOTING POLICIES

RCM

Corporate

Corporate Governance Guidelines and Proxy Voting Policy

January 2005

Proxy Voting Policy and Guidelines

1. Policy

There is no single model of good corporate governance. However, there are some common elements that underlie good corporate governance. Our principles build on these common elements and are formulated to embrace the different models that exist. As global investors, RCM recognises international variations in corporate culture, accounting standards and requirements, regulatory and physical environments, legal frameworks and voluntary disclosures. To avoid being cumbersome, therefore, RCM has minimum universal standards but judges each company on a case by case basis for specific issues and looks for them to substantially exceed minimum requirements.

RCM views seriously its obligations to exercise voting authority over shares for which it has responsibility world-wide. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social and environmental concerns among others, which deserve careful review and consideration. Exercising proxy votes has economic value for our clients and, therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients, including proxy votes, for their exclusive benefit. It is a policy of RCM to vote in a prudent and diligent manner after careful review of each company’s proxy statement on an individual basis and to base our voting decision exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. In determining our vote, we do not and will not subordinate the economic interests of our clients to any other entity or interested party.

RCM’s corporate governance aims and objectives are summarised as:

•	Our primary corporate aim is to maximise shareholder value through the securing of corporate performance whilst protecting this value through operating within established rules of conformance.

•	Our primary investment management aim is to meet or exceed our clients’ expectations through generating first class returns within the constraint of their risk tolerance.

•	We believe that good corporate governance includes the management of the company’s impacts on society and the environment, as these are increasingly becoming a factor in contributing towards maximising long term shareholder value.

We have developed good coverage of the major markets in which we invest (RCM currently votes actively in nearly fifty markets) and have contracted with specialised outside service agencies to enable us to expand coverage in other markets where shareholder information is not readily available. RCM vote in all markets wherever possible, and strive actively to encourage both improved levels of disclosure among companies and proper voting infrastructure among custodians and agents globally.

Conformity to local law

In Europe, RCM, Allianz Global Investors and related companies, are members of various organisations and abide by these organisations guidelines and contribute to Europe-wide initiatives from asset management groups like FEFSI.

Proxy Voting Policy and Guidelines

In the UK, RCM is a member of the National Association of Pension Funds (NAPF), the International Corporate Governance Network (ICGN), and abides by these organisations’ founding principles. These guidelines also take into account international codes of corporate governance from a number of sources, including ERISA legislation and Department of Labour recommendations in the U.S. where appropriate.

In Germany, as a fiduciary, dit and dbi adhere to the legislations under the “Gesetz über Kapitalanlagegesellschaften” (KAGG) and the “BVI-Wohlverhaltensregeln” (BVI Rules of Conduct).

European Proxy Committee

Responsibility for the voting of Proxies rests with the European Proxy Committee (except U.S. proxies, which are the responsibility of the US Committee, based in San Francisco and Asian Committee, based in Hong Kong). The European Proxy Committee is composed of senior analysts and portfolio managers, representatives of client account management and officers of the Legal and Compliance departments and is chaired by the Chief Investment Officer Europe.

The European Proxy Committee is mindful of the corporate governance reports produced in the UK by the Cadbury Committee, the Greenbury Committee, the Hampel Committee, and most recently the Higgs and Myners Committee and their recommendations have been taken into account during the compilation of these guidelines. Where these guidelines are applicable to UK and other European companies, they are consistent with or exceed the standards laid down by the Stock Exchange Combined Code (SECC) and other European bourses.

Proxy voting guidelines

The European Proxy Committee is responsible for establishing our Proxy Voting Policy & Guidelines. The voting guidelines currently in effect cover the following broad categories, which are outlined in Part 2:

•	Reports & Accounts

•	Auditors

•	Directors

•	Issue of Capital

•	Mergers & Acquisitions

•	Voting Rights

•	Social & Environmental Responsibility

The guidelines are reviewed on a regular basis and revised when the European Proxy Committee determines that a change is appropriate or that the guidelines need to be supplemented to address a new issue. They set forth our general attitude on certain issues and, to the extent possible, are applied consistently for all clients.

As these guidelines represent what we consider to be in the best financial interest of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances there may be a matter, which requires further discussion. Furthermore, for U.S. equities in particular (where day-to-day voting decisions are taken by U.S. analysts according to RCM’s specialised U.S. voting guidelines), and in certain other instances, there may be practical constraints on customised or tailored voting, which must be taken into account.

It should be noted that RCM scrutinises every proxy on an individual basis, keeping in mind the best economic interest of our clients in the context of each case. Blanket standing instructions to vote are never issued to our voting agents. The following is therefore an indication only of RCM broad voting policy. The analyst, responsible for

Proxy Voting Policy and Guidelines

monitoring the stock of the company at issue, has discretion to override the policy should individual circumstances dictate that a differing decision is reached from that set forth in the guidelines. However ultimate responsibility for these decisions rest with the European Proxy Committee.

Similarly, whilst every effort is made to encourage good corporate governance in all markets throughout the globe, it must be recognised that this is a gradual process, and it would be inappropriate to enforce standards found in developed markets upon those markets where the concept of governance is relatively new. Ultimately, some regard to local market custom must be given.

European Proxy Voting Officer

The voting of all proxies is conducted by the European Proxy Voting Officer in consultation with the European Proxy Committee and in compliance with its detailed guidelines. The European Proxy Voting Officer performs the initial review of the proxy statement, third-party proxy research provided by Institutional Shareholder Services (see section “Third-party Proxy Voting Service”) and other relevant material, and makes a vote decision in accordance with the voting guidelines. In situations where the guidelines do not give clear guidance on an issue, the European Proxy Voting Officer will, at his or her discretion, consult the analyst or portfolio manager and/or the European Proxy Committee.

Conflicts of interest

RCM may have conflicts of interest that can affect how it votes its proxies on behalf of clients; for instance by managing a pension plan whose management is sponsoring a proxy proposal or indeed by having clients who have differing views on the appropriate manner of exercising shareholder voting rights in a specific situation. RCM will clearly consult with all the client-facing representatives to ensure that the best interests of our clients are respected. RCM therefore may accordingly reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM will not vote shares in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committees will be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit analysis involving voting proxies

RCM will monitor various criteria to determine whether the cost associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

Certain European markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interest to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the European Proxy Voting Officer in order to determine how our clients’ best interests are served.

Proxy Voting Policy and Guidelines

Third-party proxy voting service

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with our vote decisions.

Notwithstanding the challenges encountered in some of the European markets, the external publication of our voting guidelines has allowed us to achieve further progress in communicating and implementing our policy. In Europe in particular, we have made a special effort to provide Company Secretaries with a copy of our guidelines and to give them the opportunity to debate areas of concern with our research analysts. We feel that these dialogues have been and will be useful and constructive in fulfilling our fiduciary duties.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator, research analyst or portfolio manager.

RCM

European Proxy Committee

January 2005

Proxy Voting Policy and Guidelines

2. Guidelines.

Report and accounts

Reports and accounts should be both detailed and transparent. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practice (GAAP). Reports should meet with the spirit as well as the letter of reporting standards.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will either abstain to signal our concern, or vote against, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

Auditors

Auditor independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

RCM will vote against the appointment of auditors, which are not perceived as being independent. The length of time they have served in their capacity with a given company will be taken into account when determining independence.

Auditor remuneration

Companies should be encouraged to delineate clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor and in relation to the company’s total expenditure on consultancy. Audit fees should never be excessive.

Directors

Chairman and CEO

There should be a clearly accepted division of responsibility at the head of a company, such that no one individual has unfettered powers of decision. RCM believes that the roles of Chairman and Chief Executive Officer should be separate, unless there is a strong independent element of the board, as found in the United States, for example, where such a combined posts predominate. RCM is supportive of the role of a Senior Independent Non-Executive Director where the Chairman cannot fulfil this role.

RCM will generally vote against combined posts for European companies, and where appropriate overseas; however, local market practice must apply.

Independent directors

RCM favours boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key Board committees (audit, compensation, and nomination) should include only independent directors to assure that shareholder interests will be adequately addressed.

Proxy Voting Policy and Guidelines

Election of directors

Votes on director nominees are made on a case-by-case basis. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may “withhold” votes from director nominees. RCM considers Board elections to be one of the most important voting decisions that shareholders make. Therefore Board members should be elected individually. Furthermore for European companies, we encourage contracts of one year. For executive directors we do not accept notice periods longer than one year to avoid inappropriately large payouts in the event of early termination.

Director remuneration

RCM believe that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board and the Company management. However, the remuneration of Directors should be determined by independent remuneration committees and fully disclosed to shareholders.

Incentive plans

RCM will vote in favour of schemes with keen incentives and challenging performance criteria, and vote against those which are excessive or have performance criteria which are undemanding. Full details of each Director’s share options should be disclosed, including exercise prices and expiry dates. A summary of any performance criteria should be included. Share options should never be issued at a discount. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution or contain negative provisions, such as re-pricing or replacing of underwater options without shareholder approval.

Discharge of Board

In many European countries, this proposal asks shareholders to give to the Board blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the Board from its legal responsibility.

RCM will usually vote against discharging the Board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the Board must be held accountable.

Director indemnification and liability

RCM will vote against proposals that would limit or eliminate all liability for monetary damages, for Directors and officers who violate the duty of care. RCM will also vote against proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a Director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the Director’s legal expenses would be covered, RCM may vote for expanded coverage.

Issue of capital

Issue of equity

RCM will vote in favour of increases in capital, which enhance a company’s long-term prospects. RCM will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). RCM would accept general capital increases with pre-emptive rights to a maximum of 100% of existing outstanding capital and capital increases without preemptive rights to a maximum of 20%. RCM prefers to see authorisation for a maximum of 18 months.

Proxy Voting Policy and Guidelines

Issue of debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage.

RCM will vote in favour of proposals, which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers, which would result in the company reaching an unacceptable level of financial leverage.

Share repurchase programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. RCM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and acquisitions

Mergers and acquisitions

Mergers and acquisition transactions are always reviewed on a case-by-case basis. As a general rule, RCM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

Anti-takeover mechanisms

RCM generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans, excessive borrowings etc. have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the Board and management.

Voting rights

RCM believes in the fundamental principle of “one share, one vote” and will encourage to phase out dual voting rights or classes of share with restricted voting rights where they exist, and oppose attempts to introduce new ones. We feel that Directors should represent shareholders equally and not specific interest groups.

Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

Social and environmental responsibility

RCM reviews shareholder proposals concerning social, environmental and ethical issues on a case by case basis. Consideration will be given to the circumstances of a particular social, environmental or ethical issue and whether this may have economic consequences, either directly or indirectly for the company. In these cases, the economic effects are considered in determining our vote. Our dedicated SRI team enforce coherent and informative opinions on best practice for all industries globally, guided by national and international law and voluntary codes of good practice developed by authoritative bodies. In

Proxy Voting Policy and Guidelines

instances where companies do not fully disclose their policies and approach towards the management of material social, environmental and social issues, the SRI Team will engage with company management.

RCM

European Proxy Committee

January 2005